                                                                     EXHIBIT 4.1




                                 TERMS INDENTURE


                          dated as of January 20, 2000


                                     between


                          FAIC II ISSUER TRUST 2000-1,
                                     Issuer


                                       and


                       STATE STREET BANK AND TRUST COMPANY
                                  Note Trustee

                                TABLE OF CONTENTS

                                                                                                               Page

ARTICLE I DEFINITIONS.............................................................................................3

         Section 1.01  Definitions................................................................................3
         Section 1.02  Rules of Construction.....................................................................15
         Section 1.03  Legal Holidays............................................................................15

ARTICLE II ISSUE, EXECUTION, FORM AND REGISTRATION OF NOTE.......................................................15

         Section 2.01  Authentication and Delivery of Notes......................................................15
         Section 2.02  Execution of Notes........................................................................16
         Section 2.03  Certificate of Authentication.............................................................16
         Section 2.04  Form, Denomination and Date of Notes......................................................16
         Section 2.05  Payment of Notes..........................................................................17
         Section 2.06  Registration, Transfer or Exchange of Notes...............................................17
         Section 2.07   Taxes....................................................................................19
         Section 2.08  Note Payments; Repayment of Principal of the Notes........................................19

ARTICLE III NOTE PROCEEDS ACCOUNT; CUSTODY OF AGENCY SECURITIES..................................................20

         Section 3.01  Note Proceeds Account.....................................................................20
         Section 3.02  Withdrawals from Note Proceeds Account....................................................20
         Section 3.03  Custody of Agency Securities..............................................................21

ARTICLE IV THE NOTE COLLECTION ACCOUNT...........................................................................22

         Section 4.01  Note Collection Account...................................................................22
         Section 4.02  Payments..................................................................................23

ARTICLE V THE INTEREST RESERVE ACCOUNT...........................................................................24

         Section 5.01  Interest Reserve Account..................................................................24
         Section 5.02  Payments..................................................................................25

ARTICLE VI THE EXPENSE RESERVE ACCOUNT...........................................................................25

         Section 6.01  Expense Reserve Account...................................................................25
         Section 6.02   Payments.................................................................................26

ARTICLE VII COVENANTS OF THE ISSUER..............................................................................27

         Section 7.01  Covenants of the Issuer...................................................................27

ARTICLE VIII LIMITATION ON LIABILITY OF THE ISSUER...............................................................30

         Section 8.01  Liabilities of the Issuer.................................................................30

ARTICLE IX EVENTS OF DEFAULT.....................................................................................31

         Section 9.01  Events of Default.........................................................................31
         Section 9.02  Application of Proceeds...................................................................33
         Section 9.03  Other Enforcement Provisions..............................................................34


ARTICLE X CONCERNING THE NOTE TRUSTEE............................................................................34

         Section 10.01  Duties of the Note Trustee; Certain Rights of the Note Trustee...........................34
         Section 10.02  Performance of Note Trustee's Duties.....................................................36
         Section 10.03  Resignation and Removal; Appointment of Successor Note Trustee...........................37
         Section 10.04  Acceptance of Appointment by Successor Note Trustee......................................38
         Section 10.05  Merger or Consolidation of Note Trustee..................................................38
         Section 10.06  Certain Procedural Matters...............................................................39
         Section 10.07  Note Trustee Fees and Indemnification....................................................39
         Section 10.08  Information..............................................................................40
         Section 10.09  Eligibility Requirements for Note Trustee................................................40
         Section 10.10  Note Trustee Not Liable for Notes........................................................40
         Section 10.11  Note Trustee May Own Notes...............................................................41
         Section 10.12  Maintenance of Office or Agency..........................................................41
         Section 10.13  Appointment of Co-Note Trustee...........................................................41
         Section 10.14  Application of the Trust Indenture Act...................................................41
         Section 10.15  Conflict With Trust Indenture Act........................................................41

ARTICLE XI CONCERNING THE NOTEHOLDERS............................................................................42

         Section 11.01  Control by Majority Noteholders..........................................................42
         Section 11.02  Right of Revocation of Action Taken......................................................42

ARTICLE XII OPTIONAL NOTE REDEMPTION.............................................................................42

         Section 12.01  Optional Note Redemption.................................................................42
         Section 12.02  Notice of Optional Note Redemption.......................................................43
         Section 12.03  Payment of Notes Called for Redemption...................................................44
         Section 12.04  Termination..............................................................................44

ARTICLE XIII MISCELLANEOUS.......................................................................................44

         Section 13.01  Notices..................................................................................44
         Section 13.02  Effect of Headings.......................................................................45
         Section 13.03  Counterparts.............................................................................45
         Section 13.04  Further Assurance........................................................................45
         Section 13.05  Governing Law; Submission to Jurisdiction................................................45
         Section 13.06  Waiver of Jury Trial.....................................................................46
         Section 13.07  Limitation on Rights of Noteholders......................................................46
         Section 13.08  Notes Nonassessable and Fully Paid.......................................................46
         Section 13.09  Incorporation of Standard Indenture Provisions...........................................47
         Section 13.10  No REMIC Election........................................................................47

         Schedule I:    Agency Securities

         Exhibit A-1    Form of Class F Note
         Exhibit A-2    Form of Class S Note
         Exhibit B      Form of Account Certification
         Exhibit C      Form of Transferee Certificate

         Annex A        Standard Indenture Provisions

                              CROSS-REFERENCE TABLE

         Cross-reference sheet showing the location in the Indenture of the provisions inserted pursuant to Sections 310 through 318(a) inclusive of the Trust Indenture Act of 1939.

                                                                                           Standard
Trust Indenture Act of 1939                                 Terms Indenture          Indenture Provisions
---------------------------                                 ---------------          --------------------
Section 310
       (a)(1).............................................       10.09
       (a)(2).............................................       10.09
       (a)(3).............................................       10.13
       (a)(4).............................................  Not Applicable
       (a)(5).............................................       10.09
       (b)................................................   10.09, 10.03
       (c)................................................  Not Applicable
Section 311
       (a)................................................       9.01
       (b)................................................       9.01
       (c)................................................  Not Applicable
Section 312
       (a)................................................                               7.01, 7.02(a)
       (b)................................................                                  7.02(b)
       (c)................................................                                  7.02(c)
Section 313
       (a)................................................                                  7.03(a)
       (b)................................................                                  7.03(a)
       (c)................................................                                  7.03(a)
       (d)................................................                                  7.03(b)
Section 314
       (a)................................................                                7.04, 11.05
       (b)(1).............................................       2.03
       (b)(2).............................................                                   3.06
       (c)(1).............................................    2.03, 9.01                    4.01(c)
       (c)(2).............................................    2.03, 9.01                    4.01(c)
       (c)(3).............................................  Not Applicable
       (d)(1).............................................      7.01(h)                    11.01(b)
       (d)(2).............................................      7.01(h)                    11.01(c)
       (d)(3).............................................      7.01(h)                    11.01(d)
       (e)................................................                                 11.01(f)
Section 315
       (a)................................................   10.01(c),(d)
       (b)................................................       6.02                        7.03
       (c)................................................       9.01
       (d)(1).............................................       10.01
       (d)(2).............................................       10.01



       (d)(3).............................................       10.01
       (e)................................................                                   5.16

Section 316
       (a)................................................       10.14                 5.02, 5.14, 5.15
       (b)................................................      2.05(b)                      5.10
       (c)................................................       10.14
Section 317
       (a)(1).............................................       9.01                        5.03
       (a)(2).............................................       9.01                        5.06
       (b)................................................                                   3.03
Section 318
       (a)................................................       10.15                       11.07

                  This TERMS INDENTURE, dated as of January 20, 2000, between FAIC II ISSUER TRUST 2000-1, a newly formed Delaware statutory business trust (together with its successors, the "Issuer") and STATE STREET BANK AND TRUST COMPANY, a trust company incorporated in the Commonwealth of Massachusetts (in its individual capacity, "State Street") (acting hereunder not in its individual capacity (except as expressly set forth herein) but solely in its capacity as trustee hereunder, together with its successors in such capacity, the "Note Trustee"),

                             W I T N E S S E T H :

                  WHEREAS, pursuant to a Purchase Agreement dated the date hereof (the "Purchase Agreement") between Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation (the "Seller") and Fund America Investors Corporation II, a corporation existing under the laws of the State of Delaware (the "Depositor"), (i) the Depositor shall purchase from the Seller, and the Seller shall sell to the Depositor, certain securities guaranteed by either Fannie Mae or Freddie Mac, which securities are identified on Schedule I attached hereto (the "Agency Securities") and (ii) the Seller shall receive from the Depositor amounts received by the Depositor from the Issuer pursuant to the Deposit Agreement (as defined herein);

                  WHEREAS, pursuant to a Deposit and Sale Agreement dated as of January 20, 2000 (the "Deposit Agreement") between the Depositor and the Issuer,
(i) the Issuer shall receive from the Depositor (a) the seven Agency Securities and (b) the rights of the Depositor under the Purchase Agreement (collectively, the "Contributed Assets") and (ii) the Depositor shall receive from the Issuer the net proceeds from the sale of the Notes and the Class R Certificates (each as defined herein);

                  WHEREAS, the Issuer has authorized the issue of (i) U.S. $1,986,400 original aggregate principal amount of its variable rate FAIC II Issuer Trust 2000-1, Class F Notes (the "Class F Notes"), and (ii) U.S. $764,000 original aggregate principal amount of its variable rate FAIC II Issuer Trust 2000-1, Class S Notes (the "Class S Notes", and, together with the Class F Notes, the "Notes"), the payments of which will be secured by the Pledged Assets (as defined herein);

                  WHEREAS, this Terms Indenture incorporates by reference certain Standard Indenture Provisions (as defined herein);

                  WHEREAS, the execution and delivery of this Terms Indenture, together with the Standard Indenture Provisions incorporated herein by reference (this Terms Indenture, together with such Standard Indenture Provisions so incorporated by reference, the "Indenture") has been duly authorized by the Issuer;

                  WHEREAS, the Note Trustee has accepted the trusts created by this Indenture and in evidence thereof has joined in the execution hereof; and

                  WHEREAS, all things necessary to make the Notes, when issued and authenticated by the Note Trustee as in this Indenture provided, the legal, valid and binding



Indenture
obligations of the Issuer and to provide a security interest in the Trust Estate (as defined herein) have been done and performed.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH, that in consideration of the above premises, of the acceptance by the Note Trustee of the trusts hereby created, and of the purchase and acceptance of the Notes by the owners thereof, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and for the purpose of fixing and declaring the terms and conditions upon which the Notes are to be issued, authenticated, delivered, secured and accepted by all Persons (as defined below) who shall from time to time be or become owners thereof, and in order to secure the payment of principal of all the Notes at any time issued and outstanding and the interest, if any, thereon according to their tenor, purport and effect, and in order to secure the performance and observance of all the covenants, agreements and conditions contained therein and herein, the Issuer has executed and delivered this Indenture and has Granted (as defined below) and does hereby Grant to the Note Trustee on and subject to the terms set forth in this
Indenture:

                                GRANTING CLAUSES:

                  All right, title and interest of the Issuer, whether now owned or hereafter acquired, in, to and under a segregated pool of assets consisting of (i) the seven Agency Securities (sometimes referred to as the "Contributed Securities") and all payments thereon payable on or after the Cut-off Date (as defined below) (excluding all payments of principal collected on the Series 2203 Freddie Mac Security, Class PG until such time as the outstanding certificate balance of the Class R Certificates is reduced to zero) (as defined herein),
(ii) the Accounts (as defined below) and all amounts deposited therein (excluding payments of principal collected on the Series 2203 Freddie Mac Security, Class PG, until such time as the outstanding certificate balance of the Class R Certificates is reduced to zero) pursuant to the applicable provisions of this Indenture and all investments of such amounts pursuant to the applicable provisions of this Indenture, (iii) the rights of the Issuer under the Deposit Agreement and the Issuer Trust Agreement and (iv) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held in or credited to the Accounts, whether in the form of cash or invested in instruments, securities or other property (collectively, the "Pledged Assets").

                  TO HAVE AND TO HOLD all the same absolutely with all privileges and appurtenances hereby conveyed, transferred and assigned, or agreed or intended so to be, to the Note Trustee and its successors in the trust for the benefit of the Noteholders (as defined herein) and their assigns forever (collectively, the "Trust Estate");

                  IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit, security and protection of all holders of the Notes issued under and secured by this Indenture, without privilege, priority or distinction as to lien or otherwise of any of the Notes over any of the other Notes, except as otherwise expressly provided in this Indenture, and for the benefit, security and protection of the Noteholders, and the Note Trustee with respect to the payment of all amounts payable to the holders of the Notes or the Note




Indenture

Trustee out of the Accounts to the extent herein provided; provided, however, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of and any premium, if any, on the Notes and the interest due or to become due thereon, at the times and in the manner provided in the Notes according to the true intent and meaning thereof and there shall be made all the payments into the Accounts as required under this Indenture and the Issuer, its successors or assigns, shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by the Issuer, and shall pay to the Note Trustee all sums of money due or to become due to the Note Trustee in accordance with the terms and provisions hereof, and if all amounts payable to the holders of the Notes and the Note Trustee from amounts on deposit in the Accounts to the extent herein provided, shall have been paid in full, then upon such final payments this Indenture and the rights hereby granted shall cease and be void; otherwise, this Indenture shall be and remain in full force and effect.


                                    ARTICLE I

                                   DEFINITIONS


                  Section 1.01  Definitions.

                  References to "Sections" and "Articles" herein refer to Sections and Articles of this Indenture unless otherwise stated. All terms used in this Indenture but not defined herein which are defined in the Standard Indenture Provisions, either directly or by reference therein, have the meanings assigned to them therein, except to the extent the context clearly requires otherwise. Otherwise, any terms defined in the Standard Indenture Provisions which are also defined herein, are replaced by the terms defined herein.

                  "1999-19 Supplement" means the Prospectus Supplement, dated March 13, 1999 to the Fannie Mae Residual Security Prospectus.

                  "1999-39 Supplement" means the Prospectus Supplement, dated June 22, 1999, to the Fannie Mae Residual Security Prospectus.

                  "1999-51 Supplement" means the Prospectus Supplement, dated August 11, 1999, to the Fannie Mae Residual Security Prospectus.

                  "2114 Supplement" means the Supplement dated December 10, 1998 to the Base Book.

                  "2137 Supplement" means the Supplement dated February 11, 1999 to the Base Book.

                  "2149 Supplement" means the Supplement dated March 31, 1999 to the Base Book.



Indenture

                  "2203 Supplement" means the Supplement dated November 8, 1999 to the Base Book.

                  "Account Bank" means State Street Bank and Trust Company.

                  "Account Statement" has the meaning assigned to such term in
Section 7.01(i) of this Terms Indenture.

                  "Accounts" means the Note Proceeds Account, the Note Collection Account and the Interest Reserve Account established hereunder.

                  "Administrative Expenses" means the sum of all out-of-pocket fees and expenses payable by the Issuer from time to time to any Person pursuant to this Indenture or the Issuer Trust Agreement of the Issuer in connection with the transactions contemplated by the Transaction Documents (including, without limitation, amounts owing by the Issuer under applicable law, amounts necessary to maintain the existence of the Issuer, the fees and expenses of the Issuer and the Note Trustee, and fees payable in connection with the formation of the Issuer and establishment, maintenance and operation of the trusts created under this Indenture).

                  "Agency Security" means each of the securities identified in
Schedule I hereto.

                  "Authorized Officer" means (i) in the case of the Issuer, the Persons specified by the Issuer Trustee and the Issuer Certificate Agent as such in an Officers' Certificate of the Issuer Trustee or the Issuer Certificate Agent delivered from time to time to the Note Trustee, (ii) in the case of the Note Trustee, a Responsible Officer or such other Persons as may from time to time be designated as such by the Note Trustee in writing to the Issuer.

                  "Available Amount" means, on any Monthly Payment Date, the Available Reserve Amount together with all amounts held in the Note Collection Account, representing amounts collected on the Pledged Assets after the Cut-off Date during the Interest Accrual Period for such Monthly Payment Date and any earnings on amounts in the Note Collection Account, but not including any of the principal collections on the Series 2203 Freddie Mac Security until after the Monthly Payment Date on which the outstanding certificate balance of the Class R Certificates is reduced to zero.

                  "Available Reserve Amount" means, on any date, the amounts on deposit in the Interest Reserve Account.

                  "Base Book" means the Offering Circular, dated April 1, 1998, relating to the offering of Multiclass REMIC Certificates issued by Freddie Mac.

                  "Certificateholders" mean the registered holders from time to time of any of the Class R Certificates issued pursuant to the Issuer Trust Agreement.

                  "Christiana Bank" means Christiana Bank & Trust Company, a banking corporation incorporated in the State of Delaware.


Indenture

                  "Class" means a class of Notes, that is, either the Class F Notes or the Class S Notes.

                  "Class R Certificates" means those certificates issued pursuant to the Issuer Trust Agreement and further defined therein.

                  "Closing Date" means the date of the initial issuance of the Notes under this Indenture, which shall be January 20, 2000.

                  "Contributed Assets" has the meaning assigned to such term in the second WHEREAS clause hereto.

                  "Contributed Securities" has the meaning assigned to such term in the Granting Clauses.

                  "Corporate Trust Office" means the principal corporate trust office of the Note Trustee, with a current address: (a) if by courier, at State Street Bank and Trust Company, Global Investor Services Group - Corporate Trust, 2 Avenue de Lafayette - 6th Floor, Boston, Massachusetts 02111 and (b) if by U.S. mail, at State Street Bank and Trust Company, Global Investor Services Group - Corporate Trust, P. O. Box 778, Boston, Massachusetts, 02102-0778, or such other address within the United States as the Note Trustee may designate from time to time by notice to the Issuer or the principal corporate trust office of any successor Note Trustee.

                  "Cut-off Date" means January 26, 2000.

                  "Default Notice" has the meaning assigned to such term in
Section 9.01.

                  "Deposit Agreement" means the Deposit and Sale Agreement dated as of January 20, 2000 between the Depositor and the Issuer.

                  "Depositor" has the meaning assigned to such term in the first WHEREAS clause of this Terms Indenture.

                  "Dollars" and the sign "$" mean the lawful currency of the United States of America.

                  "Eligible Investments" means any direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof; provided that such obligations are backed by the full faith and credit of the United States, Federal Housing Administration debentures, Freddie Mac senior debt obligations, and Fannie Mae senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption; and provided, further, that no instrument described above shall evidence either the right to receive (1) only interest with respect to the obligations underlying such instrument or (2) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par



Indenture
greater than 120% of the yield to maturity at par of the underlying obligations and that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity; provided that each Eligible Investment
(x) shall be (I) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Note Trustee or its nominee which (together with any appropriate instruments of transfer) are delivered to, and held by, the Note Trustee or an agent thereof (which shall not be the Issuer or any of its Affiliates) in the State of New York; or (II) in book-entry form; and
(y) shall mature not later than the Business Day immediately preceding the next succeeding Monthly Payment Date, except that obligations of State Street may mature on such Monthly Payment Date.

                  "ERISA" has the meaning assigned to such term in Section 2.06(c) of this Terms Indenture.

                  "Event of Default" has the meaning assigned to such term in
Section 9.01 of this Terms Indenture.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Expense Reserve Account" has the meaning assigned to such term in Section 6.01 of this Terms Indenture.

                  "Fannie Mae" means Fannie Mae, a corporation organized and existing under the laws of the United States.

                  "Fannie Mae 1999-19 R Security" means Certificate No. 1 evidencing U.S. $500,000 principal amount of 6.5% Series 1999-19 Guaranteed REMIC Pass-Through Certificates, Class R (a) issued and guaranteed by Fannie Mae, pursuant to the terms of a Trust Agreement dated as of April 1, 1999 by Fannie Mae as issuer and Trustee thereunder for Guaranteed REMIC Pass-Through Certificates relating to Fannie Mae REMIC Trust 1999-19 and (b) offered to the public pursuant to the Fannie Mae Residual Security Prospectus and 1999-9 Supplement.

                  "Fannie Mae 1999-39 R Security" means Certificate No. 1 evidencing U.S. $500,000 principal amount of 6.5% Series 1999-39 Guaranteed REMIC Pass-Through Certificates, Class R (a) issued and guaranteed by Fannie Mae, pursuant to the terms of a Trust Agreement dated as of July 1, 1999 by Fannie Mae as issuer and Trustee thereunder for Guaranteed REMIC Pass-Through Certificates relating to Fannie Mae REMIC Trust 1999-39 and (b) offered to the public pursuant to the Fannie Mae Residual Security Prospectus and 1999-39 Supplement.

                  "Fannie Mae 1999-51 R Security" means Certificate No. 1 evidencing U.S. $500,000 principal amount of 6.0% Series 1999-51 Guaranteed REMIC Pass-Through Certificates, Class R (a) issued and guaranteed by Fannie Mae, pursuant to the terms of a Trust Agreement dated as of September 1, 1999 by Fannie Mae as issuer and Trustee thereunder for Guaranteed REMIC Pass-Through Certificates relating to Fannie Mae REMIC Trust 1999-51 and (b) offered to the public pursuant to the Fannie Mae Residual Security Prospectus and 1999-51 Supplement.


Indenture

                  "Fannie Mae Residual Security Prospectus" means the Prospectus dated as of September 18, 1998 relating to Guaranteed REMIC Pass-Through Certificates.

                  "Final Scheduled Monthly Payment Date" means December 1, 2029.

                  "Freddie Mac" means the Federal Home Loan Mortgage Corporation, a shareholder-owned, government-sponsored enterprise.

                  "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a meaning correlative to the foregoing.

                  "Indebtedness" of any Person means all items classified as liabilities for money borrowed in accordance with generally accepted accounting principles, and shall include capitalized leases and Guarantees of Indebtedness of others.

                  "Independent Counsel" means Hunton & Williams; or any other law firm reasonably acceptable to the Majority Noteholders which is recognized nationally as specializing in the substantive area of law to be opined to in the opinion in question.

                  "Initial Certificate Balance" means, with respect to the Class R Certificates, U.S. $465,600.

                  "Initial Principal Amount" means, with respect to the Class F Notes, U.S. $1,986,400, and with respect to the Class S Notes, U.S. $764,000.

                  "Insolvency Appointee" has the meaning set forth in Section 7.01(a).

                  "Interest Accrual Period" means, with respect to any Monthly Payment Date, the period beginning on the previous Monthly Payment Date to, but excluding, the current Monthly Payment Date, provided, that with respect to the initial Monthly Payment Date, the Interest Accrual Period shall mean the period from and including the Closing Date to and excluding March 1, 2000.


Indenture

                  "Interest Proceeds" means, with respect to any Monthly Payment Date, the sum (without duplication) of (i) all payments of interest received by the Issuer during the related Interest Accrual Period on the Issuer Assets and Eligible Investments, including any payments of accrued interest whether received in connection with a sale of Eligible Investments or otherwise, and
(ii) all income on (or proceeds from) Eligible Investments purchased with the amounts in clause (i) above, including all payments of principal (including prepayments) on Eligible Investments purchased with such amounts in clause (i).

                  "Interest Reserve Account" means a segregated account in the name of the Note Trustee for the benefit of the Noteholders into which U.S. $5,462.60, an amount equal to or greater than the amount of interest that will accrue on the Notes from the Closing Date through January 31, 2000, shall be deposited by the Issuer on the Closing Date and which will be available to make interest payments on the Notes as described herein.

                  "Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, time deposit or otherwise.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended.

                  "Issuance Costs" means all fees and expenses in connection with the issuance of the Notes and the transactions contemplated by the Transaction Documents, including all legal and other third party fees and expenses.

                  "Issuer" has the meaning assigned to such term in the first paragraph of this Terms Indenture.

                  "Issuer Assets" means (i) the Agency Securities; (ii) the amounts in the Note Collection Account, the Interest Reserve Account and the Trust Agreement Collection Account, including any Eligible Investments purchased with funds held in the Note Collection Account and the Interest Reserve Account;
(iii) the rights of the Issuer under the Deposit Agreement and the Issuer Trust Agreement; and (iv) all proceeds of the foregoing.

                  "Issuer Certificate Agent" means State Street in its capacity as the Issuer Certificate Agent under the Issuer Trust Agreement.

                  "Issuer Order" and "Issuer Request". A written order or request signed by an Authorized Officer of the Issuer Certificate Agent on behalf of the Issuer and delivered to the Note Trustee.

                  "Issuer Trust Agreement" means the Amended and Restated Agreement of Trust dated as of January 20, 2000 among the Depositor, the Issuer Trustee and the Issuer Certificate Agent.

                  "Issuer Trustee" means Christiana Bank, as the trustee of the Issuer pursuant to the Issuer Trust Agreement.




Indenture

                  "LIBOR" means the London Interbank Offered Rate for one-month U.S. dollar deposits, reported as the "Interest Settlement Rate" of the British Bankers' Association (currently found on Telerate page 3750) as of 11:00 a.m. (London time) on the related LIBOR Determination Date; provided, that if the Note Trustee is unable to calculate LIBOR on any required date, "LIBOR" shall be the LIBOR calculated by the Note Trustee for the prior interest accrual period until a new LIBOR can be calculated.

                  "LIBOR Determination Date" has the meaning assigned to such term in Section 2.05(c).

                  "Lien" means, as applied to property or assets, real or personal, tangible or intangible, any claim, pledge, mortgage, lien, charge, security interest or encumbrance of any kind thereon (including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof or the interest of the lessor under any capitalized lease and the filing of or agreement to give any financing statement or similar document to perfect any security interest under the Uniform Commercial Code of any jurisdiction or any other similar filing to perfect any security interest).

                  "Majority Noteholders" means at any time Noteholders holding, collectively, Outstanding Notes evidencing at least a majority in the Outstanding Principal Amount of the Notes.

                  "Merrill Lynch" means Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation.

                  "Monthly Payment Date" means the first Business Day of each month, commencing March 1, 2000.

                  "Moody's" means Moody's Investors Service, Inc. and any successor or successors thereto.

                  "New York UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

                  "Note Collection Account" has the meaning assigned to such term in Section 4.01.

                  "Note Interest Amount" means for each Class of Notes, and on any Monthly Payment Date, interest in an amount equal to interest accrued on the Outstanding Principal Amount of that Class of Notes at the applicable Note Interest Rate during the related Interest Accrual Period plus all other accrued and unpaid interest on the Notes.

                  "Note Interest Rate" means, with respect to each class of Notes, the rate of interest calculated as set forth in Section 2.05(c) hereof.

                  "Note Proceeds Account" has the meaning assigned to such term in Section 3.01.




Indenture

                  "Note Register" has the meaning set forth in Section 2.06(a).

                  "Note Registrar" means State Street in its capacity as the registrar with respect to the Notes, in which capacity it will provide for the registration of Notes and the registration of transfers or exchanges of Notes in the register maintained by it.

                  "Note Trustee" means State Street, not in its individual capacity, but solely in its capacity as Note Trustee under this Indenture, and its successors in such capacity.

                  "Noteholders" means the registered holders from time to time of any of the Notes.

                  "Notes" has the meaning assigned to such term in the third WHEREAS clause hereof.

                  "Officers' Certificate" means a certificate signed by (a) in the case of the Issuer, any Authorized Officer of the Issuer Trustee or the Issuer Certificate Agent or (b) in the case of the Note Trustee, any Responsible Officer of the Note Trustee, and in each case delivered to the Issuer or the Note Trustee, as required by this Indenture.

                  "Optional Note Redemption" means a redemption of the Notes in accordance with Section 12.01 of this Terms Indenture.

                  "Optional Note Redemption Amount" has the meaning assigned to such term in Section 12.01 of this Terms Indenture.

                  "Optional Note Redemption Date" means the Monthly Payment Date on which an Optional Note Redemption is to occur as evidenced in an Optional Note Redemption Notice.

                  "Optional Note Redemption Notice" has the meaning assigned to such term in Section 12.02 of this Terms Indenture.

                  "Outstanding", used with reference to the Notes, means at any time, all Notes authenticated and delivered by the Note Trustee under this Indenture, except

                  (a) Notes theretofore canceled by the Note Trustee or delivered to the Note Trustee for cancellation;

                  (b) Notes, or portions thereof, for the payment of which moneys in the necessary amount shall have been deposited in trust with the Note Trustee; provided that if such Notes or portions thereof are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Note Trustee shall have been made for the giving of such notice; and

                  (c) Notes in substitution or exchange for which other Notes shall have been authenticated and delivered;



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
                                                                              11


provided, however, that in determining whether the holders of Notes representing the requisite aggregate Outstanding Principal Amount or of the requisite number of Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Note Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Note Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Note Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor; provided, however, that in the case of clause (b) above, if the Note Trustee is unable to redeem the Notes, by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such payment, then a Note shall not be deemed to cease to be Outstanding pursuant to clause (b) above prior to the date on which the money is payable to holders of the Notes.

                  "Outstanding Certificate Balance" means, with respect to the Class R Certificates, on any date, an amount equal to (i) the Initial Certificate Balance thereof minus (ii) the aggregate amount of all distributions of principal made to the Certificateholders thereof. The Outstanding Certificate Balance shall be calculated as of the close of business, in the case of any Monthly Payment Date other than the initial Monthly Payment Date, on the preceding Monthly Payment Date after giving effect to all distributions of principal to the applicable Certificateholders on each preceding Monthly Payment Date (including such preceding Monthly Payment Date); provided that on the Closing Date the Outstanding Certificate Balance thereof shall be equal to the Initial Certificate Balance thereof.

                  "Outstanding Principal Amount" means, with respect to the Notes, on any date, an amount equal to (i) the Initial Principal Amount thereof minus (ii) the aggregate amount of all principal payments paid to the Noteholders on or prior to such date. The Outstanding Principal Amount shall be calculated as of the close of business, in the case of any Monthly Payment Date other than the initial Monthly Payment Date, on the preceding Monthly Payment Date after giving effect to all repayments of principal made to the applicable Noteholders on each preceding Monthly Payment Date (including such preceding Monthly Payment Date); provided that on the Closing Date the Outstanding Principal Amount thereof shall be equal to the Initial Principal Amount thereof.

                  "Permitted Note Redemption Date" has the meaning assigned to such term in Section 12.01 of this Terms Indenture.

                  "Permitted Indebtedness" means the Notes.

                  "Permitted Liens" means Liens arising under the Transaction Documents.



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
                                                                              12


                  "Plan" has the meaning assigned to such term in Section 2.06(c) of this Terms Indenture.

                  "Pledged Assets" has the meaning assigned to such term in the Granting Clauses.

                  "Purchase Agreement" means the Purchase Agreement dated as of January 20, 2000 between Merrill Lynch and the Depositor.

                  "Record Date" means, with respect to any Monthly Payment Date, the close of business on the last Business Day of the calendar month immediately preceding such Monthly Payment Date.

                  "Redemption Price" has the meaning assigned to such term in
Section 12.02 of this Terms Indenture.

                  "Regulated Plan" has the meaning assigned to such term in
Section 2.06(c) of this Terms Indenture.

                  "REMIC Provisions" means the provisions of the Federal income tax law relating to real estate mortgage investment conduits, which provisions appear at Sections 860A through 860G of the Code and related provisions, and any applicable proposed, temporary or final regulations and published rulings and notices promulgated thereunder, as the foregoing may be in effect from time to time.

                  "Required Holders" has the meaning assigned to such term in
Section 9.01 of this Terms Indenture.

                  "Responsible Officer" means, with respect to the Note Trustee, any officer in its Corporate Trust Department or similar group administering the trust established hereby or any other officer of the Note Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Restrictive Rules" has the meaning assigned to such term in
Section 2.06(c) of this Terms Indenture.

                  "Secured Obligations" means the Notes, and all other amounts payable by the Issuer hereunder and under the Notes.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Seller" means Merrill Lynch, in its capacity as Seller under the Purchase Agreement.

                  "Series 2114 Freddie Mac Security" means Certificate No. 1 evidencing U.S. $400,000 principal amount of 6.0% Series 2114 Multiclass REMIC Certificates, Class R




Indenture

(a) issued and guaranteed by Freddie Mac, pursuant to the terms of (x) the Underlying Freddie Mac Agreement and (y) the Terms Supplement dated as of January 29, 1999 to the Underlying Freddie Mac Agreement relating to the Series 2114 Multiclass REMIC Certificates and (b) offered to the public pursuant to (x) the Base Book and (y) the 2061 Supplement to the Base Book.

                  "Series 2137 Freddie Mac Security" means Certificate No. 1 evidencing U.S. $500,000 principal amount of 6.5% Series 2137 Multiclass REMIC Certificates, Class R (a) issued and guaranteed by Freddie Mac pursuant to (x) the Underlying Freddie Mac Agreement and (y) the Terms Supplement dated as of March 30, 1999 to the Underlying Freddie Mac Agreement relating to the Series 2137 Multiclass REMIC Certificates and (b) offered to the public pursuant to (x) the Base Book and (y) the 2137 Supplement to the Base Book.

                  "Series 2149 Freddie Mac Security" means Certificate No. 1 evidencing U.S. $500,000 principal amount of 6.5% Series 2149 Multiclass REMIC Certificates, Class R (a) issued and guaranteed by Freddie Mac pursuant to (x) the Underlying Freddie Mac Agreement and (y) the Terms Supplement dated as of May 28, 1999 to the Underlying Freddie Mac Agreement relating to the Series 2149 Multiclass REMIC Certificates and (b) offered to the public pursuant to (x) the Base Book and (y) the 2149 Supplement to the Base Book.

                  "Series 2203 Freddie Mac Security" means U.S. $316,000 principal amount, 6.0% Series 2203 Multiclass REMIC Certificates, Class PG, issued in uncertificated form, (a) issued and guaranteed by Freddie Mac pursuant to (x) the Underlying Freddie Mac Agreement and (y) the Terms Supplement dated as of November 30, 1999 to the Underlying Freddie Mac Agreement relating to the Series 2203 Multiclass REMIC Certificates and (b) offered to the public pursuant to (x) the Base Book and (y) the 2203 Supplement to the Base Book.

                  "Series Supplement" means each of the Series 2114 Freddie Mac Security, the Series 2137 Freddie Mac Security, the Series 2149 Freddie Mac Security and the Series 2203 Freddie Mac Security.

                  "Standard and Poor's" means Standard & Poor's Ratings Service, a division of The McGraw-Hill, Companies, and any successor or successors thereto.

                  "Standard Indenture Provisions" means the Standard Indenture Provisions incorporated by reference herein and attached hereto as Annex A.

                  "State Street" means State Street Bank and Trust Company, a trust company incorporated in the Commonwealth of Massachusetts.

                  "Subsidiary" means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions, are at the time directly or indirectly owned by such Person.



Indenture

                  "Transaction Documents" means this Indenture, the Notes, the Issuer Trust Agreement, the Class R Certificates, the Deposit Agreement and the Purchase Agreement.

                  "Trust Agreement Collection Account" has the meaning assigned to such term in the Issuer Trust Agreement.

                  "Trust Estate" has the meaning assigned to such term in the Granting Clauses following the preamble to this Terms Indenture.

                  "Underlying Documents" means the Underlying Issuing Documents and the Underlying Offering Documents.

                  "Underlying Freddie Mac Agreement" means the Multiclass REMIC Certificate Agreement dated as of April 1, 1998 among Freddie Mac and the Noteholders of the REMIC Certificates, MACR Certificates (each as defined therein) and such other securities as may be issued from time to time pursuant to the Underlying Freddie Mac Agreement.

                  "Underlying Issuing Documents" means the Issuing Documents and supplements identified on Schedule I hereto and any and all amendments and supplements thereto.

                  "Underlying Offering Documents" means the Offering Documents and supplements identified on Schedule I hereto and any and all amendments and supplements thereto.

                  "Underlying Trustees" means the trustees under the Underlying Issuing Documents in respect to the Agency Securities and any successors and assigns thereunder.

                  "United States" shall mean the States, District of Columbia, territories, possessions and territorial waters of the United States of America.

                  "U.S. GAAP" or "GAAP" means generally accepted accounting principles in the United States.

                  "U.S. Government Obligations" shall mean securities that are
(i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal and interest on any such U.S. Government Obligation held by such custodian for the account of such holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or of interest on the U.S. Government Obligation evidenced by such depository receipt.


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
                                                                              15


                  Section 1.02  Rules of Construction.


                  Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Unless the context shall otherwise indicate, the words "Note", "owner", "holder", "Noteholder" and "Person" shall include the plural as well as the singular number and, the word "holder" or "owner" when used herein with respect to Notes issued hereunder shall mean a Noteholder.

                  References herein to specific Persons include their legal successors (or their successors fulfilling the function specified herein) and permitted assigns, where applicable, agreements and contracts include references to such agreements and contracts as amended or supplemented from time to time, to the extent herein and therein permitted.

                  Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Note Trustee hereunder shall be prepared, in accordance with generally accepted accounting principles applied on a basis consistent with U.S. GAAP. All calculations made for the purposes of determining compliance with this Indenture shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles applied on a basis consistent with U.S. GAAP.

                  Section 1.03  Legal Holidays.

                  In any case where any Monthly Payment Date or any date for the making of a deposit or payment hereunder shall fall on a day which is not a Business Day, such payment, deposit or payment need not be made on such date, but may be made on the next succeeding day that is a Business Day with the same force and effect as if made on such Monthly Payment Date; provided that no interest shall accrue on the amount so payable for such period.



                                   ARTICLE II
                 ISSUE, EXECUTION, FORM AND REGISTRATION OF NOTE

                  With the exception of Sections 2.06, 2.08, 2.10 and 2.11 of the Standard Indenture Provisions, which are incorporated herein by reference, the provisions of Article II of the Standard Indenture Provisions are replaced by the following Sections of this Terms Indenture:

                  Section 2.01  Authentication and Delivery of Notes.

                  Upon the execution and delivery of this Indenture, Class F Notes in an aggregate principal amount not in excess of U.S. $1,986,400 at one time Outstanding and Class S Notes in an aggregate principal amount not in excess of U.S. $764,000 at one time Outstanding may be executed and delivered by the Issuer to the Note Trustee for authentication, accompanied by a




Indenture
certificate of an Authorized Officer of the Issuer directing such authentication, and the Note Trustee shall thereupon authenticate and deliver such Notes to the respective registered holders thereof upon the written order of the Issuer signed by an Authorized Officer of the Issuer, without any further action by the Issuer. For purposes of, and as defined in, the Standard Indenture Provisions, the Notes will be Pro Rata Bonds.

                  Section 2.02  Execution of Notes.

                  The Notes shall be executed on behalf of the Issuer by an Authorized Officer of the Issuer. Such signature may be the manual or facsimile signature of any present or any future such Authorized Officer. With the delivery of this Indenture, the Issuer is furnishing, and from time to time thereafter may furnish, an Officers' Certificate identifying and certifying the incumbency and specimen signature(s) of its Authorized Officers. Until the Note Trustee receives a subsequent Officers' Certificate, the Note Trustee shall be entitled to rely on the last such Officers' Certificate delivered to it for purposes of determining the Authorized Officers. The Issuer is also furnishing an Officer's Certificate that all conditions to issuance of the Notes have been satisfied. Typographical and other minor errors or defects in any signature shall not affect the validity or enforceability of any Note which has been duly authenticated and delivered by the Note Trustee.

                  In case any Authorized Officer who shall have signed any of the Notes shall cease to be such Authorized Officer before the Note so signed shall be authenticated and delivered by the Note Trustee or disposed of by or on behalf of the Issuer, such Note nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Note had not ceased to be such Authorized Officer; and any Note may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Note, shall be an Authorized Officer, shall be a valid and binding obligation of the Issuer notwithstanding that at the date of the execution and delivery of such Note any such Person was not an Authorized Officer.

                  Section 2.03  Certificate of Authentication.

                  Only such Notes as shall bear thereon a certification of authentication substantially as set forth in the form of the Notes annexed as Exhibits A-1 and A-2 hereto, executed by the Note Trustee by manual signature of one of its Authorized Officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certification by the Note Trustee upon any Note executed by or on behalf of the Issuer shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the registered holder is entitled to the benefits of this Indenture. The Issuer shall deliver to the Note Trustee an Opinion of Counsel satisfying the requirement of TIA Section 3.14(a), which also states that all conditions to the issuance of the Notes under the Indenture have been satisfied.

                  Section 2.04  Form, Denomination and Date of Notes.

                  (a) The Notes will be issued only in definitive, fully registered certificated form without interest coupons substantially in the form of Exhibits A-1 and A-2 hereto, as applicable. The Notes shall be numbered, lettered, or otherwise distinguished in such manner as the Authorized Officer of the Issuer executing the same may determine with the approval of the Note




Indenture

Trustee prior to the issuance of the Notes. Any of the Notes may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or to conform to general usage.

                  (b) The Notes shall mature on December 1, 2029 and shall bear interest at the rates calculated as specified in Section 2.05(c).

                  (c) Each Note shall be dated the date of its authentication.

                  (d) Unless otherwise agreed in writing by the Issuer, the Notes shall be issued in minimum denominations of U.S. $10,000. After issuance, any Note may fail to be in such required minimum denominations due to repayment of principal thereof.

                  Section 2.05  Payment of Notes.

                  (a) The principal of and interest on the Notes shall be payable by the Note Trustee from its Corporate Trust Office in Dollars in accordance with Sections 2.08 and 4.02, from funds immediately available therefor at such office against surrender of such Notes in the case of payment in full, except as provided in Section 2.05(b).

                  (b) Notwithstanding any provision of this Indenture or the Notes to the contrary, payments of all amounts which become due and payable in respect of any Note other than payment in full shall be made by the Note Trustee directly to the registered holder of such Note, without surrender or presentation thereof to the Note Trustee. Except as limited by the terms of this Indenture, the rights of any Noteholders to institute suit for the enforcement of any such payment shall not be impaired without the consent of such Noteholder.

                  (c) Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The Class F Notes shall bear interest at an annual rate equal to LIBOR + 1.10%, subject to a maximum rate of interest equal to 9.00%. The Class S Notes shall bear interest at an annual rate equal to 20.54% - (2.6 x LIBOR). The Note Trustee shall calculate the Note Interest Rate for each Class of Notes for each Interest Accrual Period two Business Days prior to the Monthly Payment Date on which such Interest Accrual Period begins (the "LIBOR Determination Date"). The Note Trustee shall have no obligation to publish such Note Interest Rates in any newspaper or by any other public means or to provide such information to any party except as expressly provided herein.

                  Section 2.06  Registration, Transfer or Exchange of Notes.

                  (a) Notwithstanding any provisions of the Standard Indenture Provisions to the contrary, the provisions of this Section 2.06 shall apply to the registration, transfer and exchange of the Notes. The Note Trustee shall keep or cause to be kept at the Corporate Trust Office one or more books (herein called the "Note Register") for the registration and registration of transfer


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
                                                                              18



or exchange of any of the Notes. The Issuer hereby appoints the Note Trustee its registrar (herein called the "Note Registrar") to keep the Note Register.

                  (b) Any Note may be surrendered for transfer or exchange at the Corporate Trust Office, accompanied in the case of a transfer by a written instrument of transfer in form reasonably acceptable to the Note Trustee, duly executed by the holder of such Note, and thereupon, at the direction of the Note Trustee, the Issuer shall execute, in the case of a transfer, in the name of the transferee or transferees, and the Note Trustee shall authenticate and deliver, a new Note or Notes for the same aggregate unpaid principal amount.

                  (c) No transfer of a Note shall be made unless and until the prospective transferee provides the Note Trustee with an affidavit, in the form provided as paragraph 7 to Exhibit C hereto, to the effect that such transferee is (i) not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or any plan or arrangement subject to
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person acting, directly or indirectly, on behalf of any such employee benefit plan, plan or arrangement (including an insurance company using funds in its general or separate account that may constitute "plan assets") (each a "Plan") and is not a governmental plan or a church plan subject to any laws or regulations (the "Restrictive Rules") that are substantially similar to either
Section 406 of ERISA or Section 4975 of the Code (a "Regulated Plan"), (ii) if it is a Plan, the acquisition and holding of the Notes by the Transferee will not result in a non-exempt prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code, or (iii) if it is not a Plan, but is a Regulated Plan, the acquisition and holding of the Notes by the Transferee will not result in a violation of any such Restrictive Rules.

                  (d) The ownership of any Note shall be proved by the Note Register. The Note Trustee may deem and treat the registered holder of any Note as the absolute owner of such Note for all purposes and, prior to due presentment for registration of transfer, shall not be affected by any notice to the contrary.
                  (e) No fee shall be charged to any holder for any registration of transfer or exchange, but the Note Trustee shall require payment by the holder requesting such registration of a sum sufficient to reimburse it for any governmental, regulatory, administrative, or other similar charge or other expense to which the Note Trustee is subject in connection therewith.

                  (f) All Notes authenticated and delivered by the Note Trustee upon any transfer or exchange pursuant to this Indenture shall be entitled to the same benefits under this Indenture as the Note or Notes surrendered upon such transfer or exchange.

                  (g) The Issuer and the Note Trustee shall not be required (i) to issue, register the transfer of or exchange any Notes during any period beginning at the opening of business 15 days after the day of the mailing of a notice of redemption of such Notes and ending at the close of business on the day of such redemption or (ii) to register the transfer of or exchange any Notes so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.




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
                                                                              19



                  Section 2.07   Taxes.

                  The Notes have been issued with the intention that such Notes will qualify under applicable United States federal, state and local income tax law as indebtedness secured by the Trust Estate. The Issuer and each Noteholder, by its acceptance of a Note, agree to treat the Notes as indebtedness for the purposes of United States federal, state and local income, or franchise taxes, or for any other tax imposed on or measured by income. The Issuer covenants and agrees to at all times exercise such rights, powers, and obligations it may have through an office located in Delaware.

                  Section 2.08 Note Payments; Repayment of Principal of the
Notes.

                  The Issuer hereby covenants with the Note Trustee to pay to the Note Trustee all amounts from time to time due and payable by it hereunder and under the Notes to any Noteholder as herein and therein provided. Without limiting the generality of the foregoing, the Issuer shall allocate all collections received on the Agency Securities during any Interest Accrual Period and after the Cut-off Date, and shall allocate the Available Amount and the Available Reserve Amount on each Monthly Payment Date, as follows, in the following order of priority:

                  First, the principal collected on the Series 2203 Freddie Mac Security will be remitted to the Trust Agreement Collection Account as received. These collections will be applied by the Issuer Certificate Agent on the related Monthly Payment Date to reduce the Outstanding Certificate Balance of the Class R Certificates, until the Outstanding Certificate Balance thereof has been reduced to zero, and will not be included in the Available Amount paid to the Noteholders.

                  Second, principal and interest collected on the Series 2114 Freddie Mac Security, Series 2137 Freddie Mac Security, Series 2149 Freddie Mac Security, Fannie Mae 1999-51 R Security, Fannie Mae 1999-19 R Security, and Fannie Mae 1999-39 R Security, and any interest collected on the Series 2203 Freddie Mac Security and any principal collected on the Series 2203 Freddie Mac Security after the Outstanding Certificate Balance of the Class R Certificates has been reduced to zero, in each case collected during any Interest Accrual Period and held in the Note Collection Account on the related Monthly Payment Date, will be applied as follows on the related Monthly Payment Date, in the following order of priority:

                           (i) to pay the Note Interest Amount for such Monthly Payment Date as interest on the Class F and Class S Notes, with such collections allocated pro rata between such Classes based on their respective Note Interest Amounts until the Note Interest Amount for each Class of Notes on that Monthly Payment Date has been paid in full;

                           (ii) to pay the principal of the Class F and Class S Notes with such remaining collections, allocated pro rata between such Classes based on their respective outstanding principal balances, until the principal balances thereof have been reduced to zero; and


Indenture

                           (iii) to remit any remaining collections to the Trust Agreement Collection Account, where it will be applied (subject to any prior payments under Section 5.03(a) of the Issuer Trust Agreement) (A) first, to reduce the Outstanding Certificate Balance of the Class R Certificates, until the Outstanding Certificate Balance thereof has been reduced to zero and (B) second, as additional investment yield on the Class R Certificates.



                                   ARTICLE III
               NOTE PROCEEDS ACCOUNT; CUSTODY OF AGENCY SECURITIES

                  The provisions of Article VIII of the Standard Indenture Provisions are replaced by Article III, Article IV, Article V and Article VI hereof.

                  Section 3.01  Note Proceeds Account.

                  The Note Trustee will establish and maintain a special purpose, non-interest bearing trust account at the Account Bank in the name of the Note Trustee on behalf of the Noteholders, (the "Note Proceeds Account"). The Note Proceeds Account shall be under the sole dominion and control of the Note Trustee. In addition, the Account Bank hereby agrees with the Note Trustee that to the extent contemplated under the New York UCC (i) the Proceeds Account shall be a "securities account" (within the definition of Section 8-501 of the New York UCC), (ii) the "securities intermediary's jurisdiction" (within the meaning of Article 8 of the New York UCC) of the Account Bank will be the State of New York, (iii) all cash and other property in such securities account will be treated by the Account Bank as a "financial asset" (as defined in Section 8-102(a)(9) of the New York UCC) for the purposes of Article 8 of the New York UCC and (iv) that the "entitlement holder" (as defined in Section 8-102(a)(17) of the New York UCC) for the purposes of Article 8 of the New York UCC shall be the Note Trustee for the benefit of the Noteholders. The Note Trustee shall deposit into the Note Proceeds Account the proceeds of the issuance of the Notes and shall distribute such proceeds in accordance with Section 3.02. All right, title and interest in and to the cash amounts on deposit in the Note Proceeds Account shall constitute part of the Trust Estate and shall be held for the benefit of the Noteholders, the Note Trustee and the Issuer as their interests shall appear hereunder and shall not constitute payment of the Secured Obligations (or any other obligations to which such funds are provided hereunder to be applied) until applied thereto as hereinafter provided.

                  Section 3.02  Withdrawals from Note Proceeds Account.

                  On the Closing Date, the Note Trustee shall make the following transfers from the Note Proceeds Account:

                  (a) U.S. $120,000.00 to pay the Persons entitled thereto all Issuance Costs as set forth in a written statement provided by the Issuer to the Note Trustee on the Closing Date;




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                                                                              21




                  (b) U.S. $5,462.60 to the Interest Reserve Account;

                  (c) U.S. $45,000 to the Expense Reserve Account; and

                  (d) U.S. $2,351,457.40, being the balance to the Depositor as payment on behalf of the Issuer in respect of the sale of Contributed Assets pursuant to the terms of the Deposit Agreement.

                  Section 3.03  Custody of Agency Securities.

                  The Note Trustee shall maintain possession of the certificates evidencing the Agency Securities (other than the Series 2203 Freddie Mac Security) in the Commonwealth of Massachusetts throughout the term of this Indenture and shall maintain its beneficial ownership of the Series 2203 Freddie Mac Security throughout the term of this Indenture.

                  The Note Trustee acknowledges receipt of a certificate evidencing each of the Agency Securities other than the Series 2203 Freddie Mac Security (such securities the "Certificated Securities"), together with endorsements or "bond powers" in blank, and transferee affidavits signed by the Issuer's Class R Certificateholders, in the forms attached to the Issuer Trust Agreement. The Note Trustee has received confirmation that the Series 2203 Freddie Mac Security has been credited to its account and that (A) the Federal Reserve Bank of Boston has made an appropriate entry on its books and records of the transfer of the Series 2203 Freddie Mac Security to a "participant securities account," as defined in 24 CFR Part 81, of State Street Bank and Trust Company acting in its capacity, as a "participant" for purposes of 31 CFR
Part 357 (the "Participant"), and (B) the Participant has, by book-entry on its books and records, identified that the Series 2203 Freddie Mac Security has been credited to a "securities account" as defined in Section 8-501(a) of the Massachusetts UCC maintained by a "securities intermediary" as defined in
Section 8-102(a)(14) of the Massachusetts UCC and in 24 CFR Part 81 of the Note Trustee maintained with such Participant (such that the Note Trustee is identified in the records of such Participant as the entitlement holder with respect thereto), and (C) the Note Trustee has identified on its books and records that such Series 2203 Freddie Mac Security is held by it as Note Trustee under this Indenture.

                  The Note Trustee shall promptly submit the Certificated Securities together with the transfer documentation furnished to it (including transferee affidavits the Note Trustee has executed) to the related transfer agents in order that the Note Trustee can become the registered holder of the Certificated Securities. In connection with the delivery and registration of the Agency Securities into the name of the Note Trustee, as such, the Note Trustee shall execute and deliver such transfer agreements and affidavits as may be required and in the forms furnished to it by the Issuer, and the Note Trustee shall be indemnified by the Issuer and held harmless in so doing.



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                                                                              22



                                   ARTICLE IV
                           THE NOTE COLLECTION ACCOUNT

                  Section 4.01  Note Collection Account.

                  (a) The Note Trustee shall establish and maintain a special purpose, non-interest bearing trust account at the Account Bank in the name of the Note Trustee on behalf of the Noteholders, which will be a "securities account" (within the meaning of Section 8-501 of the New York UCC) (the "Note Collection Account"). The Note Collection Account shall be under the sole dominion and control of the Note Trustee. In addition, the Account Bank hereby agrees with the Note Trustee that (i) the Note Collection Account shall be a "securities account" (within the meaning of Section 8-501 of the New York UCC),
(ii) the "securities intermediary jurisdiction" (within the meaning of Article 8 of the New York UCC) of the Account Bank will be the State of New York, (iii) all cash and other property in such securities account will be treated by the Account Bank as a "financial asset" (as defined in Section 8-102(a)(9) of the New York UCC) for the purposes of Article 8 of the New York UCC and (iv) the "entitlement holder" (as such term is defined in Section 8-102(a)(17) of the New York UCC) for the purposes of Article 8 of the New York UCC shall be the Note Trustee for the benefit of the Noteholders.

                  (b) The Note Trustee shall deposit all distributions received on the Issuer Assets and all payments from or on behalf of the Issuer for deposit therein pursuant to the Transaction Documents no later than the next Business Day following receipt of funds from the Issuer or any Underlying Trustee or other obligor with respect to the Contributed Assets. The Note Trustee will give notice to the Issuer and the Noteholders of the location of the Note Collection Account and of any change thereof (provided that no such change shall be made without the prior approval of all of the Noteholders), prior to the use thereof, in substantially the form of Exhibit B hereto. Funds held in the Note Collection Account and delivered to the Note Trustee earlier than one Business Day prior to the next Monthly Payment Date shall be invested in Eligible Investments selected by the Note Trustee in its reasonable discretion and shall mature not later than the Business Day immediately preceding such Monthly Payment Date, except that obligations of State Street may mature on the Monthly Payment Date. Any income received by the Note Trustee with respect to the balance from time to time on deposit in the Note Collection Account, including any interest or capital gains on Eligible Investments made with amounts on deposit in the Note Collection Account, shall remain, or be deposited, in the Note Collection Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Note Collection Account together with any Eligible Investments from time to time made pursuant to this
Section 4.01 shall constitute part of the Trust Estate and shall be held for the benefit of the Noteholders, the Note Trustee and the Issuer as their interests shall appear hereunder and shall not constitute payment of the Secured Obligations (or any other obligations to which such funds are provided hereunder to be applied) until applied thereto as hereinafter provided.


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                                                                              23




                  (c) The Note Trustee shall make, to the extent required or authorized hereunder, withdrawals from the Note Collection Account for the following purposes:

                    (i) to withdraw any amount deposited in the Note Collection Account and not required to be deposited therein;

                    (ii) to make required payments to the Noteholders, to the Trust Agreement Collection Account and to the Issuer pursuant to
               Section 2.08, Section 4.02, Section 9.02 and Section 12.03; and

                    (iii) to clear and terminate the Note Collection Account
               upon satisfaction and discharge of this Indenture pursuant to
               Article IV of the Standard Indenture Provisions.

                  (d) The Note Trustee shall not be accountable for the use or application by the Issuer or the Issuer Trustee of any funds paid to the Issuer or the Issuer Trustee in respect of the Contributed Securities, but the Note Trustee shall be responsible for and shall pay any such funds once deposited into the Note Collection Account in accordance with the provisions of this
Section 4.01 and Section 4.02. The Issuer shall be accountable for any funds paid to the Issuer in respect of the Contributed Securities, in accordance with the terms hereof.

                  Section 4.02  Payments.

                  (a) On each Monthly Payment Date, the Note Trustee shall withdraw the Available Amount from the Note Collection Account and any Available Reserve Amount from the Interest Reserve Account and pay such amounts to the Noteholders as described in Section 2.08.

                  (b) All payments made to Noteholders on each Monthly Payment Date will be made to the Noteholders of record on the immediately preceding Record Date.

                  (c) The Noteholders shall be entitled to receive payments hereunder on a Monthly Payment Date by wire transfer to the account specified in writing by the applicable Noteholder to the Note Trustee. In each case, the account must be specified in writing at least five Business Days prior to the Record Date for the Monthly Payment Date on which wire transfers will commence.

                  (d) If the Note Trustee shall not have received a distribution or payment with respect to a Pledged Asset by the Business Day after the date on which such distribution was due and payable, the Note Trustee shall promptly and in no event later than two Business Days thereafter demand such payment from the applicable payor of such distribution or payment, and promptly and in no event later than two Business Days give written notice thereof to the Noteholders.


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                                                                              24




                                    ARTICLE V
                          THE INTEREST RESERVE ACCOUNT

                  Section 5.01  Interest Reserve Account.

                           (a)(i) The Note Trustee shall establish and maintain a special purpose, non-interest bearing trust account at the Account Bank in the name of the Note Trustee on behalf of the Noteholders, (the "Interest Reserve Account"). The Interest Reserve Account shall be under the sole dominion and control of the Note Trustee. In addition, the Account Bank hereby agrees with the Note Trustee that (a) the Interest Reserve Account shall be a "securities account" (within the meaning of Section 8-501 of the New York UCC), (b) the "securities intermediary jurisdiction" (within the meaning of Article 8 of the New York UCC) of the Account Bank will be the State of New York, (c) all cash and other property in such securities account will be treated by the Account Bank as a "financial asset" (as defined in Section 8-102(a)(9) of the New York UCC) for the purposes of Article 8 of the New York UCC and (d) the "entitlement holder" (as such term is defined in Section 8-102(a)(17) of the New York UCC) for the purposes of
         Article 8 of the New York UCC shall be the Note Trustee for the benefit of the Noteholders. The Note Trustee will give notice to the Issuer and the Noteholders of the location of the Interest Reserve Account and of any changes thereof (which may only be made with the prior written consent of all of the Noteholders), prior to the use thereof, in substantially the form of Exhibit B hereto.

                           (ii) Funds held in the Interest Reserve Account shall be invested in Eligible Investments by the Note Trustee in its reasonable discretion that mature not later than the Business Day immediately preceding the next Monthly Payment Date, except that obligations of State Street may mature on the Monthly Payment Date. On any Monthly Payment Date, any funds remaining in the Interest Reserve Account after all required payments have been made on such date shall be reinvested by the Note Trustee in Eligible Investments that mature not later than the Business Day immediately preceding the next Monthly Payment Date, except that obligations of State Street may mature on such next succeeding Monthly Payment Date; provided that any funds remaining in the Interest Reserve Account after the principal balance of the Notes has been reduced to zero and all accrued interest on the Notes has been paid shall be withdrawn from the Interest Reserve Account by the Note Trustee and deposited into the Trust Agreement Collection Account for distribution by the Issuer Certificate Agent to the Certificateholders on such date as distributions of additional investment yield on the Class R Certificates.

                  (b) The Note Trustee shall make, to the extent required or authorized hereunder, withdrawals from the Interest Reserve Account for the following purposes:

                    (i) to withdraw any amount deposited in the Interest Reserve Account and not required to be deposited therein;



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                                                                              25


                    (ii) to make required payments to the Noteholders and the Issuer pursuant to Section 2.08, Section 5.02, Section 9.02 and
               Section 12.03; and

                    (iii) to clear and terminate the Interest Reserve Account
               upon satisfaction and discharge of this Indenture pursuant to
               Article IV of the Standard Indenture Provisions.

                  (c) The Note Trustee shall be responsible for and shall pay any such funds once deposited into the Interest Reserve Account in accordance with the provisions of this Section 5.01 and Section 5.02.

                  Section 5.02  Payments.

                  On each Monthly Payment Date, to the extent that the Available Amount is insufficient to pay the Note Interest Amount payable on the Notes on such Monthly Payment Date, amounts, if any, on deposit in the Interest Reserve Amount shall be applied toward the payment of any remaining accrued and unpaid interest on the Notes.


                                   ARTICLE VI
                           THE EXPENSE RESERVE ACCOUNT

                      Section 6.01 Expense Reserve Account.

                           (a)(i) The Note Trustee shall establish and maintain a special purpose, non-interest bearing trust account at the Account Bank in the name of the Note Trustee on behalf of the Issuer Trustee, the Note Trustee and the Issuer Certificate Agent (the "Expense Reserve Account"). The Expense Reserve Account shall be under the sole dominion and control of the Note Trustee. In addition, the Account Bank hereby agrees with the Note Trustee that to the extent contemplated under the New York UCC (a) the Expense Reserve Account shall be a "securities account" (within the meaning of Section 8-501 of the New York UCC), (b) the "securities intermediary jurisdiction" (within the meaning of Article 8 of the New York UCC) of the Account Bank will be the State of New York, (c) all cash and other property in such securities account will be treated by the Account Bank as a "financial asset" (as defined in Section 8-102(a)(9) of the New York
         UCC) for the purposes of Article 8 of the New York UCC and (d) the "entitlement holder" (as such term is defined in Section 8-102(a)(17) of the New York UCC) for the purposes of Article 8 of the New York UCC shall be the Note Trustee for the benefit of the Note Trustee, the Issuer Trustee and the Issuer Certificate Agent. The Note Trustee will give notice to the Issuer, the Issuer Trustee, the Issuer Certificate Agent and the Noteholders of the location of the Expense Reserve Account and of any change thereof, prior to the use thereof, in substantially the form of Exhibit B hereto.



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                                                                              26



                           (ii) Funds held in the Expense Reserve Account shall be invested by the Note Trustee in Eligible Investments that mature not later than the Business Day immediately preceding the next Monthly Payment Date, except that obligations of State Street may mature on the Monthly Payment Date. On any Monthly Payment Date, any funds remaining in the Expense Reserve Account after all required payments have been made on such date shall be reinvested by the Note Trustee in Eligible Investments that mature not later than the Business Day immediately preceding the next Monthly Payment Date, except that obligations of State Street may mature on such next succeeding Monthly Payment Date; provided that any funds remaining in the Expense Reserve Account on the Final Scheduled Monthly Payment Date after all required payments on the Notes have been made on such date shall be withdrawn from the Expense Reserve Account by the Note Trustee and allocated among the Issuer Trustee, the Note Trustee and the Issuer Certificate Agent in accordance with the proportions specified in Section 6.02 and such respective portions shall be distributed to the Issuer Trustee, the Note Trustee and the Issuer Certificate Agent on such date.

                  (b) The Note Trustee shall make, to the extent required or authorized hereunder, withdrawals from the Expense Reserve Account for the following purposes:

                    (i) to withdraw any amount deposited in the Expense Reserve Account and not required to be deposited therein;

                    (ii) to make required payments to the Issuer Trustee, the Note Trustee and the Issuer Certificate Agent of the fees specified in Section 6.02; and

                    (iii) to clear and terminate the Expense Reserve Account
               upon satisfaction and discharge of this Indenture pursuant to
               Article IV of the Standard Indenture provisions.

                  (c) The Note Trustee shall be responsible for and shall pay any such funds once deposited into the Expense Reserve Account in accordance with the provisions of this Section 6.01 and Section 6.02.

                  Section 6.02   Payments.

                  (a) On each Monthly Payment Date for so long as funds are available in the Expense Reserve Account to make such payments, the Issuer Trustee shall be entitled to receive $166.67, the Note Trustee shall be entitled to receive $291.66 and the Issuer Certificate Agent shall be entitled to receive $291.66. On each such Monthly Payment Date, the Note Trustee shall withdraw from the Expense Reserve Account and distribute such amounts to the Issuer Trustee, the Note Trustee and the Issuer Certificate Agent; provided that if the amount in the Expense Reserve Account shall be insufficient to pay each of the Issuer Trustee, the Note Trustee and the Issuer Certificate Agent the amounts specified, then the Issuer Trustee, the Note Trustee and the Issuer Certificate Agent shall be allocated 22.22%, 38.89% and 38.89%, respectively, of such amount available in the Expense Reserve Account and such respective portions shall be distributed to the Issuer Trustee, the Note Trustee and the Issuer Certificate Agent. In the event




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                                                                              27




that any of the Issuer Trustee, the Note Trustee and the Issuer Certificate Agent shall resign from their respective capacities in accordance with the terms of the agreements to which it is a party, any amounts required to be provided by it in respect of the fees of its successor in such capacity or capacities shall be deposited into the Expense Reserve Account. Unless otherwise specified herein or in the Issuer Trust Agreement, the Issuer Trustee, the Note Trustee and the Issuer Certificate Agent, or their respective successors in such capacities, shall be entitled to receive fees solely from amounts on deposit in the Expense Reserve Account.

                  (b) On the Final Scheduled Monthly Payment Date, prior to making any distributions pursuant to Section 4.02(b) hereof, the Note Trustee shall, upon receipt of written consent of the Issuer to be provided by the Issuer Trustee upon the Issuer Trustee's receipt of an Officer's Certificate from the Issuer Certificate Agent certifying that all required payments on the Notes and the Class R Certificates have been paid in full, withdraw any amounts on deposit in the Expense Reserve Account and allocate them among the Issuer Trustee, Note Trustee and Issuer Certificate Agent in accordance with the percentages set forth in Section 6.02(a).



                                   ARTICLE VII
                             COVENANTS OF THE ISSUER

                  Section 7.01 Covenants of the Issuer.

                  In addition to the covenants contained in Article III of the Standard Indenture Provisions, the Issuer agrees that so long as any amount payable hereunder or under any Note remains unpaid:

                  (a) Notices. If at any time any creditor of the Issuer seeks to enforce any judgment or order of any competent court or other competent tribunal in the State of Delaware or the State of New York against any of the Trust Estate, the Issuer shall (i) promptly give written notice to such creditor and to such court or tribunal of the Note Trustee's interests therein; (ii) if at any time an examiner, administrator, administrative receiver, receiver, trustee, custodian, sequestrator, conservator or other similar appointee (an "Insolvency Appointee") is appointed in respect of any secured creditor or any of their assets, promptly give notice to such appointee of the Note Trustee's interests therein; and (iii) notify the Note Trustee in writing thereof in either case. The Issuer will not voluntarily appoint or cause to be appointed or commence any proceeding to appoint any Insolvency Appointee over all or any of its property.

                  (b) Performance of Obligations. The Issuer will perform in full its obligations under the Transaction Documents. The Issuer will pay and discharge in full, at or before maturity, solely from funds other than the Trust Estate of the Issuer, all of its other material obligations and liabilities including, without limitation, tax liabilities (and use its best efforts to comply with all statutes, regulations and orders of governmental bodies relating to taxes), except where the same


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                                                                              28


may be contested in good faith by appropriate proceedings and for which adequate reserves have been established to the extent required by generally accepted accounting principles.

                  (c) Compliance with Laws. The Issuer will comply in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities in the jurisdiction of its formation and the rules and regulations thereunder except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

                  (d) Investments; No Subsidiaries. Other than as contemplated by the Transaction Documents, the Issuer will not make or acquire any Investment in any Person other than Eligible Investments. Without limitation of the foregoing, the Issuer shall have no Subsidiaries.

                  (e) Consolidation or Merger. The Issuer will keep in full effect its existence, rights and franchises as a statutory business trust under the laws of the State of Delaware and will obtain and preserve its qualification to do business as a foreign business trust in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, or any of the Trust Estate and to perform its respective duties under this Indenture.

                  Any Person into which the Issuer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Issuer shall be a party, or any Person succeeding to the business of the Issuer, shall be the successor of the Issuer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                  (f) Use of Proceeds. The proceeds of the Notes will be used by the Issuer in accordance with Section 3.02 to pay the Issuance Costs and to purchase the Contributed Securities pursuant to the terms of the Deposit Agreement.

                  (g) Amendment of Transaction Documents. Except where otherwise provided in the Standard Indenture Provisions, the Issuer will not agree or consent to any amendment, modification or waiver of any provision of any Transaction Document without the written consent of the Note Trustee at the written direction of the Majority Noteholders. In addition, the Issuer will not agree to the amendment of any Transaction Document unless the Note Trustee has confirmed to the Issuer in writing that it has received from legal counsel acceptable to the Note Trustee an opinion to the effect that such amendment will not result in any adverse effect on the security interests created hereby or on the rights of the Noteholders hereunder.

                  (h) Opinions as to Fair Value. As necessary, the Issuer shall cause to be delivered to the Note Trustee an opinion as to fair value as specified in TIA Section 314(d).

                  (i) Reports to Noteholders. The Issuer will provide the following reports:

                           (i) Within five Business Days following each Monthly Payment Date, the Note Trustee shall furnish or make available to the Issuer Trustee and each Noteholder and the Issuer Certificate Agent a statement (an "Account Statement") setting forth the status of the Note Collection Account, the Interest Reserve Account, the Expense Reserve




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                                                                              29



         Account and the Trust Agreement Collection Account showing, for the related Interest Accrual Period, deposits in or withdrawals from the Note Collection Account, the Interest Reserve Account, the Expense Reserve Account and the Trust Agreement Collection Account and proceeds of investments of funds in the Note Collection Account, the Interest Reserve Account and the Expense Reserve Account. The Account Statement shall also set forth the following information:

                                    (A) the Outstanding Principal Amounts of
                  each Class of the Notes and the Outstanding Certificate Balance of the Class R Certificates, respectively, as of the end of the immediately preceding Interest Accrual Period;

                                    (B) the amounts in the Note Collection
                  Account, the Interest Reserve Account, the Expense Reserve Account and the Trust Agreement Collection Account as of the end of the immediately preceding Interest Accrual Period;

                                    (C) the amounts of such funds in the Note
                  Collection Account (and, if any, the Interest Reserve Account) applied toward the payment of any Note Interest Amount on any Class of the Notes on the preceding Monthly Payment Date;

                                    (D) the amount, if any, of such amounts in
                  the Note Collection Account applied toward the reduction of the Outstanding Principal Amount of each Class of the Notes on the preceding Monthly Payment Date;

                                    (E) the amounts, if any, of such amounts in
                  the Trust Agreement Collection Account applied toward the reduction of the Outstanding Certificate Balance of the Class R Certificates and to pay investment yield on the Class R Certificates, respectively, on the preceding Monthly Payment Date; and

                                    (F) the Outstanding Principal Amounts of
                  each Class of the Notes and the Outstanding Certificate Balance of the Class R Certificates, respectively, at the close of business on the immediately preceding Monthly Payment Date, after application of payments to the Notes and the Class R Certificates on such Monthly Payment Date.

                           (ii) The Note Trustee shall (A) furnish to the Noteholders and any taxing authority, within the time periods required by applicable law, such forms of information as is required by applicable Federal or state tax law, including, but not limited to appropriate Forms 1099 and (B) shall also provide such other information in its possession as may be reasonably requested by any Noteholder, at such Noteholder's expense, to enable the Noteholder to prepare its tax returns.

                           (iii) The Note Trustee shall also supply the Issuer Certificate Agent all information in its possession the Issuer Certificate Agent needs to prepare and furnish the





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
                                                                              30




         reports it is required to prepare and furnish pursuant to Section 5.05 of the Issuer Trust Agreement.

                  (j) The reference to an "Officer's Certificate of the Owner Trustee" in Section 3.10 of the Standard Indenture Provisions is hereby changed to be a reference to an "Officer's Certificate of the Issuer."





                                  ARTICLE VIII
                      LIMITATION ON LIABILITY OF THE ISSUER

                  Section 8.01 Liabilities of the Issuer.

                  (a) The Issuer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein. The Issuer Certificate Agent on behalf of the Issuer shall immediately deposit with the Note Trustee for credit to the Note Collection Account any funds the Issuer may receive in respect of payments on any Contributed Security due after the Cut-off Date.

                  (b) It is expressly understood and agreed by the parties that each of the representations, undertakings, covenants and agreements made on the part of the Issuer herein is made and intended not as a personal representation, undertaking, covenant or agreement by the Issuer Trustee or any of its affiliates, but is made and intended for the purpose of binding the Issuer and the Noteholders shall look solely to the Pledged Assets for payment under the Notes. Neither the Issuer Trustee nor any of its affiliates shall be under any liability to the Note Trustee, the Noteholders, the Depositor or any other Person for any amounts due under a Note or this Indenture or for any action taken or for refraining from the taking of any action in its capacity as Issuer Trustee pursuant to this Indenture; provided, however, that this provision shall not protect the Issuer Trustee against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder. The Issuer Trustee may rely in good faith on any document of any kind prima facie properly executed and submitted by any other Person respecting any matters arising hereunder.

                  (c) The Issuer Trustee shall have the duties, obligations and responsibilities explicitly set forth in the Transaction Documents only. Any other reference to the Issuer shall be construed to confer upon State Street, as Issuer Certificate Agent, the authority to take such action or exercise such power on behalf of the Issuer in its capacity as Issuer Certificate Agent and that such action or exercise of power on behalf of the Issuer shall be the sole responsibility of State Street. This provision supersedes any provision to the contrary in the Standard Indenture Provisions.





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                                                                              31



                                   ARTICLE IX
                                EVENTS OF DEFAULT

                  Section 9.01  Events of Default.


                  Notwithstanding the provisions of Section 5.01 of the Standard Indenture Provisions, "Events of Default" shall mean only the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) failure by the Issuer to make (or cause to be made on its behalf) payment of the Outstanding Principal Amount of the Notes when due at maturity;

                  (b) failure by the Issuer to make (or cause to be made on its behalf) on any Monthly Payment Date a payment of the Note Interest Amount to the extent of the Available Amount;

                  (c) failure by the Issuer duly to observe or to perform any other covenant or agreement of the Issuer under the Indenture, the Notes or any other Transaction Document (as defined in the Indenture), as the case may be, which failure (i) materially adversely affects the rights of the Noteholders and
(ii) continues unremedied for a period of 30 days (or, with respect to any covenant or agreement relating to the remittance of distributions and other amounts by the Issuer, a period of 5 days) after the earlier of (x) a responsible officer of the Issuer becoming aware of such default and (y) the giving of written notice of such failure by the Note Trustee or by any Noteholder;

                  (d) termination or impairment of the Note Trustee's security interest in the Trust Estate;

                  (e) any representation, warranty, certification or statement made by the Issuer in the Indenture or in any Transaction Document or in any Agency Security, financial statement or other document delivered pursuant to any Transaction Document shall prove to have been incorrect in any adverse material respect when made (or deemed made);

                  (f)(i) the Issuer shall become insolvent or bankrupt; or shall admit in writing its inability to pay its debts or honor its obligations, or shall apply to any tribunal for the appointment of a receiver, liquidator or trustee of or for itself or for all or any substantial part of its property or assets; (ii) a receiver, liquidator or trustee of or for the Issuer (or for all or any substantial part of its property or assets) is appointed and not discharged within 60 days; or (iii) any bankruptcy, insolvency, reorganization, arrangement or liquidation proceedings (or similar proceedings analogous in purpose and effect) shall be instituted by or against the Issuer, or any supervisory


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
                                                                              32


authority having jurisdiction in the premises shall have taken possession of the business or property of the Issuer with a view to the liquidation of its affairs or the conservation of its assets, and in either case, are consented to by the Issuer, or are not dismissed within 60 days;

                  (g) the rendering of any final judgment, enforceable in any competent court, against the Issuer, for the payment of money equal to or in excess of U.S. $10,000, and such judgment shall not be discharged or dismissed or execution thereon stayed pending appeal within 60 days after entry; or

                  (h) the Certificate of Trust or other related formation documents of the Issuer shall be amended without the written consent of the Majority Noteholders.

                  The Events of Default contained in this Section 9.01 shall be the only Events of Default applicable to the Notes.

                  Notwithstanding the provisions of Section 5.02 of the Standard Indenture Provisions, if an Event of Default with respect to the Notes occurs and is continuing, then, and in each and every such case: (i) the Note Trustee, at the direction of the registered holders of at least 25% of the aggregate Outstanding Principal Amount of the Notes (the "Required Holders"), in their sole and absolute discretion, shall deliver a written notice (a "Default Notice") to the Issuer, which shall specifically state that it is a Default Notice, and (ii) the Note Trustee at the direction of the Required Holders, by notice in writing to the Issuer, shall declare the principal of all the Notes and the unpaid interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Issuer; provided that in the case of an Event of Default of the type described in subsection (f) with respect to the Issuer, the Notes and all interest accrued thereon, shall become automatically due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Issuer. At any time after such a declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Note Trustee, the Majority Noteholders, by written notice to the Issuer and the Note Trustee, may rescind and annul such declaration and its consequences if:

                  (a) the Issuer has paid or deposited with the Note Trustee a sum sufficient to pay:

                           (i) all payments of principal and interest on all
                  Notes (including overdue installments of principal and interest, if any, together with the interest on such overdue installments to the extent such interest is lawful) and all other amounts which would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                           (ii) all sums paid or advanced by the Note Trustee
                  hereunder and any other amounts due the Note Trustee hereunder, including, without limitation, the reasonable compensation, expenses, disbursements and advances of the Note Trustee, its agents and counsel; and


Indenture

                  (b) all Events of Default hereunder other than the nonpayment of the principal of Notes which have become due solely such acceleration, have been cured, waived or otherwise remedied as provided herein.

                  The Note Trustee (and any co-trustee or separate trustee) will be subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b), and a Note Trustee (and any co-trustee or separate trustee) who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated. The Note Trustee shall be entitled to take all actions as specified in TIA Section 317(a).

                  If the Notes have been declared due and payable following an Event of Default, the Note Trustee may liquidate all or any portion of the Trust Estate (including, without limitation, the Agency Securities including the Series 2203 Freddie Mac Security), or elect to maintain possession of the Trust Estate and continue to apply all collections from the Trust Estate as if there had been no declaration of acceleration, all as directed by the Majority Noteholders. The Note Trustee will be prohibited from selling the Trust Estate following an Event of Default, unless (i) all of the Noteholders consent to such sale; or (ii) the proceeds of such sale are sufficient to pay in full the principal of the outstanding Certificates and the principal of and accrued interest on the Notes at the time of such sale; or (iii) the Note Trustee determines that the collections on the Trust Estate will not be sufficient on an ongoing basis to make all payments of interest on the Notes as such payments become due and to pay the outstanding principal amount of the Notes at maturity, and the Note Trustee obtains the consent of the Noteholders holding 66-2/3% of the aggregate outstanding amount of the Notes.

                  The provisions of Section 5.18 of the Standard Indenture Provisions shall not apply to the Notes.

                  Section 9.02  Application of Proceeds.

                  Notwithstanding Section 5.08 of the Standard Indenture Provisions, and in replacement thereof, any moneys collected by the Note Trustee pursuant to this Article (including by means of a payment or deposit by the Issuer under Section 9.01), together with all moneys at the time on deposit in the Note Collection Account (other than amounts representing principal of the Series 2203 Freddie Mac Security which will be deposited by the Note Trustee in the Trust Agreement Collection Account for distribution to the Certificateholders) shall (i) at the direction of the Majority Noteholders, upon the occurrence and during the continuance of a Event of Default or (ii) if a Default Notice is in effect, be applied in the following order at the date or dates fixed by the Note Trustee and, in case of the payment of such moneys on account of principal, premium, if any, or interest:

                           first,  to the  payment of all  amounts  due to the
                  Note Trustee under Section 10.07; and

                           second, to make payments on the Notes and the Class R
                  Certificates in accordance with the payment provisions set forth in Section 2.08.



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
                                                                              34



                  Any collections on liquidation of any Agency Security in excess of amounts applied pursuant to clause "first" above shall be treated first as a recovery of interest accrued thereto through the date of liquidation and thereafter as a recovery of principal thereon. Payments to Class R Certificateholders shall be subject to Section 6.02 of the Issuer Trust Agreement.

                  Section 9.03  Other Enforcement Provisions.

                  Except as explicitly superseded by the forgoing Sections 9.01 and 9.02, the provisions of Article V of the Standard Indenture Provisions are incorporated herein by reference and shall govern enforcement actions in respect of the Notes.



                                    ARTICLE X
                           CONCERNING THE NOTE TRUSTEE

                  Except to the extent otherwise required by the TIA, the provisions of this Article X shall supersede the provisions of Article VI of the Standard Indenture Provisions.

                  Section 10.01 Duties of the Note Trustee; Certain Rights of the Note Trustee.

                  (a) State Street Bank and Trust Company agrees to act, and is hereby appointed by the Issuer, to act as the Note Trustee under this Indenture. The Note Trustee shall, on behalf of the Issuer and the Noteholders, collect payments due under the Contributed Securities in accordance with applicable law. Without limiting the generality of the foregoing, the Note Trustee is hereby authorized and empowered after the failure to pay any amount on or in connection with (i) any Contributed Security when such amount is due and payable under the applicable Underlying Issuing Document and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Contributed Security.

                  (b) The Note Trustee may, as it deems necessary in its sole discretion, monitor any Underlying Trustee's performance of its duties under the Underlying Issuing Document and exercise any right of a holder of a Contributed Security to direct the applicable trustee, servicer or collateral agent in the performance of its duties, but the Note Trustee shall have no obligation, express or implied, to do so.

                  (c) Upon receiving notice as the registered holder of the Contributed Securities of (A) the resignation or removal of the Underlying Trustee under any Underlying Issuing Document or (B) the occurrence of an event of default under any Underlying Issuing Document (or similar event), the Note Trustee shall promptly notify the Noteholders of such resignation, removal or event of default (or similar event).


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
                                                                              35



                  (d) The Note Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the other Transaction Documents to which it is a party and no implied duties shall be read into this Indenture or the other Transactions Documents. Neither the Note Trustee, its agents nor Affiliates shall be liable for any act or omission made in connection with this Indenture or the other Transaction Documents except in the case of its gross negligence or willful misconduct. In furtherance, and not in limitation, of the Note Trustee's rights, duties and protections hereunder, and unless otherwise specifically provided in this Indenture, the Note Trustee shall (subject to the terms hereof and of the other Transaction Documents) grant such consents, make such requests and determinations and take or refrain from taking such actions (including, without limitation, actions with respect to an Event of Default, of which the Note Trustee has notice) as are permitted (but not expressly required) to be granted, made or taken by the Note Trustee under the Transaction Documents, as the Majority Noteholders shall direct in writing. No provision of this Indenture shall be construed to relieve the Note Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own misconduct, its grossly negligent failure to perform its obligations in compliance with this Indenture, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

                           (i) the duties and obligations of the Note Trustee shall be determined solely by the express provisions of this Indenture, the Note Trustee shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, no implied covenants, duties or obligations shall be read into this Indenture against the Note Trustee and the Note Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Note Trustee and conforming to the requirements of this Indenture which it reasonably believes in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

                           (ii) the Note Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Note Trustee, unless the Note Trustee was grossly negligent or acted in bad faith or with willful misfeasance;

                           (iii) the Note Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Majority Noteholder or the Issuer, relating to the time, method and place of conducting any proceeding for any remedy available to the Note Trustee, or exercising any trust or power conferred upon the Note Trustee, under this Indenture; and

                           (iv) no provision of this Indenture or the other Transaction Documents shall require the Note Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.



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
                                                                              36


                           (v) The Note Trustee shall have the benefits
         afforded by TIA          Section 315(d).

                  (e)      Certain Rights of Note Trustee.

                           (i) The Note Trustee may request and rely upon, and shall be protected in acting or refraining from acting upon, and shall not be bound to make any investigation into the facts or matters stated in, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, note, guaranty or other paper, document or electronic communication believed by it to be genuine and to have been signed or presented by the proper party or parties, but the Note Trustee in its sole discretion may make such further inquiry or investigation into such facts or matters as it may see fit;

                           (ii) the Note Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or any of the other Transaction Documents at the request, order or direction of any of the Noteholders, including the Majority Noteholders, pursuant to the provisions of this Indenture or any of the other Transaction Documents, unless such Noteholders or other entities shall have furnished to the Note Trustee reasonable security or indemnity (including reasonable advancements) against the costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) which might be incurred therein or thereby;

                           (iii) none of the provisions contained in this Indenture shall require the Note Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers;

                           (iv) as a condition to the taking or omitting of any action by it hereunder, the Note Trustee may consult with counsel, accountants or other experts and the advice of such counsel, accountants or other experts or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in reliance thereon; and

                           (v) for all purposes under this Indenture, the Note Trustee shall not be deemed to have notice or knowledge of any Default or Event of Default (other than the Events of Default specified in Section 9.01(a) or (b)) unless a Responsible Officer assigned to and working in the Corporate Trust Office has actual knowledge thereof or unless written notice of such a Default or Event of Default is received by the Note Trustee at the Corporate Trust Office and such notice references the Notes generally, the Issuer, the Trust Estate or this Indenture.

                  Section 10.02  Performance of Note Trustee's Duties.

                  (a) Neither the Note Trustee nor its agents shall be liable to any Person for any delay in or failure of the payment under the Contributed Securities or for any nonperformance or default on the part of any party (other than the Note Trustee) under the Transaction Documents.



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
                                                                              37



                  (b) Subject to the provisions of Article IX, the Note Trustee may, in the execution and exercise of all or any of the trusts, powers, authorities and discretions vested in it by the Transaction Documents, act by Responsible Officers or a Responsible Officer of the Note Trustee or its Affiliates, and the Note Trustee may also whenever it deems it expedient in the interests of the Noteholders, whether by power of attorney or otherwise, delegate to any Person or fluctuating body of Persons all or any of the trusts, powers, authorities and discretions vested in it by the Transaction Documents and any such delegation may be made upon such terms and conditions and subject to such regulations (including power to subdelegate) as the Note Trustee may deem fit and it shall not be bound to supervise the proceedings and shall not in any way or to any extent be responsible for any loss incurred by any misconduct or default on the part of such delegate or subdelegate; provided that the Note Trustee shall have exercised reasonable care in the selection of such delegate. The Note Trustee shall give prompt notice to the Issuer of the appointment (and termination thereof) of any delegate as aforesaid and shall procure that any delegate shall also give prompt notice to the Issuer of any subdelegate.

                  (c) Neither the Note Trustee nor any director or officer of the Note Trustee shall be precluded from underwriting, guaranteeing the subscription of or subscribing for some or all of the Notes with or without a commission or other remuneration or from purchasing or otherwise acquiring, holding, dealing in or disposing of the Notes or any of them or any notes, bonds, debentures, debenture stock, shares or securities whatsoever of, or from acting as banker (including, without limitation, engaging in normal banking, trust and investment banking business), paying agent or process agent for or with, the Issuer and any Affiliate thereof or from otherwise at any time contracting or entering into any financial or other transactions with the Issuer or any Affiliate thereof or from accepting and holding the office of trustee for the holders of any securities of the Issuer or any Affiliate thereof.

                  (d) The Note Trustee is hereby authorized, in making or disposing of any investment permitted by this Indenture, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or such affiliate is acting as an agent of the Note Trustee or for any third person or dealing as principal for its own account.

                  Section 10.03 Resignation and Removal; Appointment of Successor Note Trustee.

                  (a) The Note Trustee may not resign and be discharged of the trust created by this Indenture unless (i) the Note Trustee shall provide 30 days' written notice to the Issuer Trustee and the Noteholders, (ii) the Note Trustee shall locate a successor Note Trustee satisfying the eligibility requirements for such successor Note Trustee set forth in subsection (c) of this
Section 10.03 and Section 10.09 and (iii) the Note Trustee shall have agreed with such prospective successor Note Trustee as to fees and expenses to be paid such successor Note Trustee for serving as Note Trustee with respect to the Notes so long as the Notes are Outstanding and, if such agreed upon fees and expenses to be paid the successor Note Trustee exceed the amounts remaining in the Expense Reserve Account allocated to the Note Trustee, the Note Trustee shall make provisions for such shortfall in a manner satisfactory to such successor Note Trustee and (iv) such successor Note Trustee shall agree to be assigned all of the rights and powers, and to assume all of the duties and obligations, of the Note Trustee set forth in this




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
                                                                              38



Indenture and the other Transaction Documents, and such resignation shall take effect upon receipt by the Note Trustee of an instrument of acceptance of appointment executed by a successor trustee as herein provided in Sections 10.04 and 10.05.

                  (b) The Note Trustee may be removed upon 30 days' prior written notice by the Majority Noteholders delivered to the Note Trustee and to the Issuer Trustee.

                  (c) If at any time the Note Trustee shall be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Note Trustee for any other cause, the Issuer shall use its best efforts to locate and recommend a qualified successor trustee or trustees and a successor trustee or trustees may be appointed by the Majority Noteholders (whether or not such successor or successors shall have been located or recommended by the Issuer) upon written notice to the Issuer and the Note Trustee. In the event that no such successor trustee (or trustees) is appointed by the Majority Noteholders, the Note Trustee may request a court to make such appointment. Every successor trustee appointed pursuant to this Section 10.03 shall be a licensed bank or trust company organized under the law of the United States or any State thereof having a corporate trust department and a combined capital and surplus of at least U.S. $100,000,000 and otherwise satisfying the criteria set forth in Section 10.09, if there be such an institution willing and able to accept the trust upon reasonable or customary terms.

                  Section 10.04 Acceptance of Appointment by Successor Note Trustee.

                  Any successor Note Trustee selected by the predecessor Note Trustee pursuant to Section 10.03(a) or appointed as provided in Section 10.03(b) shall execute, acknowledge and deliver to the Issuer and to its predecessor trustee an instrument accepting such selection or appointment hereunder, and, subject to the provisions of Section 10.03, as applicable, thereupon the resignation or removal of the predecessor Note Trustee shall become effective and such successor Note Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Note Trustee herein; but, nevertheless, at the written direction of the Majority Noteholders or written request of the successor Note Trustee, the Note Trustee ceasing to act shall execute and deliver an instrument transferring to such successor Note Trustee all the rights and powers of the Note Trustee so ceasing to act. Upon written request of any such successor Note Trustee, the Noteholders shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Note Trustee all such rights and powers. Any predecessor Note Trustee shall nevertheless retain a Lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of this Indenture.

                  Section 10.05  Merger or Consolidation of Note Trustee.

                  Any corporation into which the Note Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Note Trustee shall be a party and any entity which shall acquire


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
                                                                              39



substantially all of the corporate trust business of the Note Trustee shall be the successor of the Note Trustee hereunder; provided that such corporation shall be qualified under the provisions of Section 10.03(c), without the execution or filing of any paper or any further act on the part of any of the parties hereto or the holders, notwithstanding anything contained herein to the contrary.

                  Section 10.06  Certain Procedural Matters.

                  The Note Trustee, in its own name and as trustee of an express trust, at the written direction of the Majority Noteholders, shall be entitled and empowered to institute any action or proceeding at law or in equity for the collection of any amounts due and unpaid or the enforcement of any other rights of the holders, prosecute any such action or proceeding to judgment or final decree.

                  Section 10.07  Note Trustee Fees and Indemnification.

                  (a) On each Monthly Payment Date, the Note Trustee shall be entitled to the amount specified in Section 6.02 in respect of its fees (which fee amount includes all expenses incurred by the Note Trustee in the day-to-day performance of its obligations hereunder). The Issuer covenants and agrees to pay or reimburse the Note Trustee upon its request for all extraordinary reasonable expenses, disbursements and advances incurred or made by the Note Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, whether or not such expenses are incurred in connection with any Opinion of Counsel required or permitted to be obtained by the Note Trustee), except that the Issuer shall not pay or reimburse the Note Trustee for any expense, disbursement or advance as may arise from the Note Trustee's gross negligence, willful misfeasance or bad faith. The Note Trustee agrees that such amounts are for the account of the Issuer and it shall, other than as provided in Section 5.03(a) of the Issuer Trust Agreement, have no lien or claim on the Issuer Assets in respect thereof. The Note Trustee and any director, officer, employee or agent of the Note Trustee shall be indemnified by the Issuer and held harmless against any loss, liability, claim or expense incurred in connection with any legal action or claim, including any pending or threatened legal action or claim, relating to this Indenture or the Notes, or the performance of any of the Note Trustee's duties hereunder, other than any loss, liability, claim or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder; provided that (i) with respect to any such legal action the Note Trustee shall have given the Issuer notice thereof promptly after the Note Trustee shall have knowledge thereof and
(ii) the Issuer shall defend such legal action and the Note Trustee shall cooperate and consult fully with the Issuer in preparing such defense. Such indemnity shall survive the termination or discharge of this Indenture and the resignation or removal of the Note Trustee. Any payment in respect of the amounts specified in the foregoing indemnity made by the Issuer to the Note Trustee shall be from the Issuer's own funds, without reimbursement, other than as provided in Section 5.03(a) of the Issuer Trust Agreement, from the Issuer Assets therefor.



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
                                                                              40




                  (b) The Note Trustee shall be required to pay all expenses, except as expressly provided herein, incurred by it or its agents in connection with its activities hereunder and shall be entitled to reimbursement therefor as provided in this Section 10.07. The Note Trustee shall in no event acquire any claim against the Noteholders or the Issuer by reason of non-receipt of any fees and expenses and the Note Trustee shall, unless and until the effective date of any resignation of the Note Trustee under Section 10.03, continue to perform its obligations hereunder notwithstanding such non-receipt.

                  Section 10.08  Information.

                  The Note Trustee will promptly deliver to the Noteholders any notices, financial statements, officer's certificates or other forms of communication that it receives pursuant to the terms of this Indenture.

                  Section 10.09  Eligibility Requirements for Note Trustee.

                  The Note Trustee hereunder shall at all times be a corporation or association having its principal office in the State of Delaware or New York or the Commonwealth of Massachusetts and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least U.S. $100,000,000, shall be subject to supervision or examination by federal or state authority and, if the Note Trustee is not State Street Bank and Trust Company, shall have a short term debt rating in one of the two highest categories of Standard & Poor's and Moody's. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.09 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. At all times, the Note Trustee shall satisfy the requirements of TIA Sections 310(a)(1), 310(a)(2) and 310(a)(5) and shall be subject to TIA Section 310(b). In case at any time the Note Trustee shall cease to be eligible in accordance with the provisions of this Section 10.09, the Note Trustee shall resign immediately in the manner and with the effect specified in Section 10.03.

                  Section 10.10  Note Trustee Not Liable for Notes.

                  The recitals contained herein and in the Notes shall be taken as the statements of the Issuer, and the Issuer Trustee and the Note Trustee assume no responsibility for their correctness. Except for the certificate of authentication on the Notes, the Note Trustee makes no representations as to the validity or sufficiency of the Notes or any related Transaction Documents. Except for its signature on the Notes, the Issuer Trustee makes no representations as to the validity or sufficiency of the Notes or any related Transaction Documents. Neither the Note Trustee nor the Issuer Trustee shall be accountable for the use or application by the Issuer of any funds paid to the Issuer in respect of the Notes, but the Note Trustee shall be responsible for any such funds that may be deposited with it pursuant to Sections 3.01, 4.01,
5.01 and 6.01.



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
                                                                              41


                  Section 10.11  Note Trustee May Own Notes.

                  State Street Bank and Trust Company, in its capacity as the Note Trustee, in its individual or any other capacity, and any of its affiliates may become the owner or pledgee of Notes with the same rights as it would have if it were not the Note Trustee.

                  Section 10.12  Maintenance of Office or Agency.

                  The Note Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Note Trustee in respect of the Notes and this Indenture may be served, which initially shall be its Corporate Trust Office. The Note Trustee will give prompt written notice to the Noteholders of any change in the location of the Note Register or any such office or agency.

                  Section 10.13 Appointment of Co-Note Trustee.

                  The Note Trustee, with the consent of the Issuer and only for the purpose of meeting the legal requirements, if any, of certain jurisdictions, shall have the power to appoint co-trustees (the fees and expenses of which shall be paid by the Note Trustee out of its fees). In the event of such appointment, all rights, powers and duties and obligations conferred or imposed upon the Note Trustee by this Indenture will be conferred or imposed upon the Note Trustee and such co-trustee jointly, or in any jurisdiction where the Note Trustee is incompetent or unqualified to perform certain acts, singly upon such co-trustee who shall exercise and perform such rights, powers, duties and obligations solely at the discretion of Note Trustee.

                  Section 10.14  Application of the Trust Indenture Act.

                  Pursuant to Sections 316(a) and (c) of the TIA, all provisions automatically provided for in Section 316(a) and (c) are hereby expressly excluded.

                  Section 10.15  Conflict With Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.



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
                                                                              42


                                   ARTICLE XI
                           CONCERNING THE NOTEHOLDERS

                  Section 11.01  Control by Majority Noteholders.

                  Except as provided below, the Majority Noteholders, by a written direction to the Note Trustee, shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Note Trustee or exercising any trust or power conferred on the Note Trustee; provided, however, that the Note Trustee shall have the right to decline to follow any such direction (i) if the Note Trustee shall be advised by counsel that the action so directed may not lawfully be taken or (ii) if the Note Trustee shall be advised by counsel that the action so directed may involve it in personal liability unless it shall have been furnished a satisfactory indemnity or security therefor.

                  Section 11.02  Right of Revocation of Action Taken.

                  At any time prior to (but not later than) the evidencing to the Note Trustee, as provided in the Standard Indenture Provisions, of the taking of any action by the holders, any holder of a Note the serial number of which is shown by the evidence to be included in those Notes the holders of which have consented to such action may, by filing written notice with the Note Trustee at the Corporate Trust Office and upon proof of holding as provided in
Section 2.06, revoke such action insofar as it concerns such Note. Unless revoked pursuant to the foregoing provisions, any such action taken by a holder shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Note issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Note. Except as otherwise provided herein, any action taken by the Majority Noteholders shall be conclusive and binding upon the Issuer, the Note Trustee and the holders of all Notes.



                                   ARTICLE XII
                            OPTIONAL NOTE REDEMPTION

                  The provisions of this Article XII shall be the sole provisions applicable to the redemption of the Notes hereunder and replace the provisions of Article X of the Standard Indenture Provisions.

                  Section 12.01  Optional Note Redemption.

                  Holders of 100% of the Outstanding Certificate Balance of the Class R Certificates may cause the Issuer to redeem all but not less than all of the Notes at a price equal to 100% of


Indenture
the Outstanding Principal Amount of the Notes (the "Optional Note Redemption Amount") on any Monthly Payment Date on or after the earlier of (A) June 1, 2005 and (B) the first Monthly Payment Date on which the remaining balance of the Agency Securities shall be equal to or less than 20% of the principal amount of the Agency Securities (at original issuance), after giving effect to any principal payments on such Monthly Payment Date (the "Permitted Note Redemption Date"); provided that if the Depositor or the Seller, as its assignee, has redeemed the Class R Certificates or has delivered a written demand to the Issuer Certificate Agent for the optional redemption of the Class R Certificates to occur on the upcoming Monthly Payment Date, the Depositor or its assignee, and not the holders of the Class R Certificates, shall have the right to cause the Notes to be redeemed. In order for a redemption of the Notes to occur on a particular Monthly Payment Date, (i) the Issuer Certificate Agent or the Issuer Trustee shall have delivered to the Note Trustee a written demand for such redemption at least 10 days but not greater than 25 days prior to the Monthly Payment Date selected for such redemption, which demand specifies such selected Monthly Payment Date, and (ii) the Optional Note Redemption Amount shall be caused to be deposited into the Note Collection Account by such Noteholders no later than the 9th calendar day prior to such Monthly Payment Date.

                  Section 12.02  Notice of Optional Note Redemption.

                  Notice of an Optional Note Redemption Event (the "Optional Note Redemption Notice") shall be given by the Issuer or, at the Issuer's request, by the Note Trustee, as the case may be, to each Noteholder by first class mail or airmail, postage prepaid, at their last addresses as they shall appear upon the registry books. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives the notice. Failure to give notice by mail, or any defect in the notice to any Noteholder shall not affect the validity of the proceedings for the Optional Note Redemption with respect to the Notes held by other Noteholders.

                  The Optional Note Redemption Notice to each such Noteholder shall specify the principal amount of each Note held by such Noteholder to be redeemed, the Optional Note Redemption Date, the Optional Note Redemption Amount, the place or places of payment, that interest accrued but unpaid to the Optional Note Redemption Date will be paid as specified in the Optional Note Redemption Notice and that on and after date interest thereon or on the portions thereof to be redeemed will cease to accrue.

                  The Optional Note Redemption Notice shall be given in the name and at the expense of the Issuer. At least one Business Day prior to the Optional Note Redemption Date specified in the Optional Note Redemption Notice, the Issuer will deposit or cause to be deposited the Optional Note Redemption Amount in the Note Collection Account.

                  With respect to each Note, redemption will be made pro rata based on the Optional Note Redemption Amount with respect to all the Outstanding Notes (each pro rata portion of the Optional Note Redemption Amount, the "Redemption Price"). For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of



Indenture

Notes shall relate, in the case of any Note redeemed, to the portion of the principal amount of such Note which has been or is to be redeemed pursuant to
Section 12.01.

                  Section 12.03  Payment of Notes Called for Redemption.

                  If an Optional Note Redemption Notice has been given as provided in Section 12.02, the Notes shall become due and payable on the date and at the place stated in such Optional Note Redemption Notice at the Redemption Price payable pursuant to Section 12.01 and Section 12.02, and on and after said date (unless the Issuer shall default in the payment of such Notes at the Redemption Price, together with interest accrued but unpaid to said date and any other amounts payable pursuant to Section 12.01) interest on the Notes shall cease to accrue and, except as provided in Article IV of the Standard Indenture Provisions, such Notes shall cease from and after the Optional Note Redemption Date to be entitled to any benefit or security under this Indenture, and the Noteholders shall have no right in respect of such Notes except the right to receive the Redemption Price with respect to each Note held, accrued but unpaid interest to the date fixed for redemption and any other amounts payable pursuant to Section 12.01. The Notes shall be paid and redeemed by the Issuer at the applicable Redemption Price, together with interest accrued but unpaid thereon to the Optional Note Redemption Date and any amounts payable pursuant to Section 12.01; provided that any payment of interest becoming due on the Optional Note Redemption Date shall be payable to the registered holders of such Notes subject to the terms and provisions of Section 2.06.

                  If any Note called for redemption pursuant to Section 12.01 shall not be so paid upon surrender thereof for redemption, the principal, premium, if any, and interest shall, until paid or duly provided for, bear interest from the Optional Note Redemption Date at the Note Interest Rate.

                  Section 12.04  Termination.

                  The obligations and responsibilities of the Issuer and the Note Trustee created hereby with respect to the trust created hereby shall terminate upon the payment to Noteholders of all amounts required to be paid to them pursuant to this Indenture and payment of all fees and expenses due the Note Trustee.



                                  ARTICLE XIII
                                  MISCELLANEOUS

                  Section 13.01  Notices.

                  All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or successfully transmitted in full by facsimile or other immediate electronic transmission device, to (a) in the case of the Issuer, FAIC





Indenture

II Issuer Trust 2000-1, c/o Christiana Bank & Trust Company, Greenville Center, 3801 Kennett Pike, Greenville, Delaware, 19807, Attention: Corporate Trust Administration, tel: 302-421-5800 and fax: 302-421-5815, and (b) in the case of the Note Trustee or the Note Registrar, State Street Bank and Trust Company at the Corporate Trust Office, telephone number (617) 662-1311, fax: (617) 662-1435, or such other address as may hereafter be furnished to the other parties in writing by a party. Any notice electronically transmitted as provided above shall also be dispatched by mail, first class postage prepaid, no later than the next Business Day after such transmission.

                  Section 13.02  Effect of Headings.

                  The Table of Contents hereto and the Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                  Section 13.03  Counterparts.

                  This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  Section 13.04  Further Assurance.

                  The Issuer shall, from time to time on being required to do so by the Note Trustee, now or at any time in the future, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form satisfactory to the Note Trustee as the Note Trustee may reasonably consider necessary for giving full effect to this Indenture and securing to the Note Trustee the full benefit of the rights, powers and remedies conferred upon the Note Trustee in this Indenture.

                  Section 13.05  Governing Law; Submission to Jurisdiction.

                  This Indenture shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York and the obligations, rights and remedies of the parties hereto and the Noteholders shall be determined in accordance with such laws and without regard to the conflict of laws principles therein. The parties hereto hereby submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Indenture or the transactions contemplated hereby. The parties hereto hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.



Indenture

                  Section 13.06  Waiver of Jury Trial.

                  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  Section 13.07  Limitation on Rights of Noteholders.

                  No Noteholder shall have any right to vote (except as provided in this Indenture) or in any manner otherwise control the operation and management of the Trust Estate (except as provided in this Indenture), or the obligations of the parties hereto (except as provided in this Indenture), nor shall anything herein set forth or contained in the terms of the Notes be construed so as to constitute the Noteholders from time to time as partners or members of an association; nor shall any Noteholder be under any liability to any third party by reason of any action taken by the parties to this Indenture pursuant to any provision hereof, except as expressly provided for herein.

                  No Noteholder shall have any right by virtue or by availing itself of any provisions of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, unless such Holder previously shall have given to the Note Trustee a written notice of a Note Trustee default or default under this Indenture and of the continuance thereof, as hereinbefore provided, and unless the Majority Noteholders shall also have made written request upon the Note Trustee to institute such action, suit or proceeding in its own name as Note Trustee hereunder and shall have offered to the Note Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Note Trustee, for 10 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Noteholder with the other Noteholder and the Note Trustee, that no one or more Noteholders of Notes shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Indenture to affect, disturb or prejudice the rights of the Noteholders of any other of the Notes, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the common benefit of all Noteholders. For the protection and enforcement of the provisions of this
Section 13.07, each and every Noteholder and the Note Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 13.08  Notes Nonassessable and Fully Paid.

                  It is the intention of the Issuer that the Noteholders shall not be personally liable for obligations of the Issuer, that the interests in the Trust Estate represented by the Notes shall be nonassessable for any reason whatsoever, and that the Notes, upon due authentication thereof by the Note Trustee pursuant to this Indenture, are and shall be deemed fully paid.



Indenture

                  Section 13.09  Incorporation of Standard Indenture Provisions.

                  Except as otherwise provided herein, the Standard Indenture Provisions are incorporated by reference into this Indenture. Except as explicitly stated herein, in the event of any inconsistency between the Standard Indenture Provisions and the provisions of this Indenture, the provisions of the Standard Indenture Provisions shall control the interpretation of the rights, remedies and obligations of the parties hereto.

                 Except as the context may otherwise require, when used in the Standard Indenture Provisions, the following words shall have meanings correlative to the defined terms used herein:

         "Bond" or "Bonds" has a meaning correlative to the Notes.

         "Bond Registrar" has a meaning correlative to the Note Registrar.

         "Owner Trustee" has a meaning correlative to the Issuer Trustee.

         "Trustee" has a meaning correlative to the Note Trustee.

                  Notwithstanding the foregoing, the provisions of Section 8.11 of the Standard Indenture Provisions shall not apply to the Trust Estate, and neither the Issuer nor any other Person shall have any right to substitute or replace any of the Issuer Assets, except as expressly contemplated herein.

                  Section 13.10  No REMIC Election.

                  No election will be made to treat the Issuer as a REMIC.




Indenture

                  IN WITNESS WHEREOF, the undersigned have caused this Indenture to be duly executed as a deed as of this 20th day of January, 2000 by their respective officers hereunto duly authorized.


                       FAIC II ISSUER TRUST 2000-1,
                        as Issuer

                       By: Christiana Bank and Trust Company, not in its individual capacity but solely as Issuer Trustee


                       By:  /Louis W. Geibel, Jr.
                            ---------------------------------
                            Name:   Louis W. Geibel, Jr.
                            Title:  Vice President


                       STATE STREET BANK AND TRUST COMPANY,
                        not in its individual capacity
                        (except as expressly set forth
                        herein) but solely in its capacity
                        as the Note Trustee


                       By:  /Craig D. Lange
                            ----------------------------
                            Name:   Craig D. Lange
                            Title:  Assistant Vice President


                       STATE STREET BANK AND TRUST COMPANY,
                        not in its individual capacity
                        (except as expressly set forth
                        herein) but solely in its capacity
                        as the Account Bank with respect
                        to Sections 4.01, 5.01, 6.01, 7.01


                       By:  /Craig D. Lange
                            ----------------------------
                            Name:   Craig D. Lange
                            Title:  Assistant Vice President


                          [Signature Page to Indenture]



Indenture

                                                                    SCHEDULE I



                                  TRUST ESTATE

                                AGENCY SECURITIES

                  [Copy from Prospectus Supplement when final]

                                                                    EXHIBIT A-1


                             [Form of Class F Note]


No transfer of a Note shall be made unless and until the prospective transferee provides the Note Trustee with an affidavit, in the form provided as paragraph 7 to Exhibit C hereto, to the effect that such transferee is (i) not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or any plan or arrangement subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person acting, directly or indirectly, on behalf of any such employee benefit plan, plan or arrangement (including an insurance company using funds in its general or separate account that may constitute "plan assets") (each a "Plan") and is not a governmental plan or a church plan subject to any laws or regulation (the "Restrictive Rules") that are substantially similar to either Section 406 of ERISA or Section 4975 of the Code (a "Regulated Plan"), (ii) if it is a Plan, the acquisition and holding of the Notes by the Transferee will not result in a non-exempt prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code, or (iii) if it is not a Plan, but is a Regulated Plan, the acquisition and holding of the Notes by the Transferee will not result in a violation of any such Restrictive Rules.

                           FAIC II ISSUER TRUST 2000-1

                       CLASS F NOTES, DUE DECEMBER 1, 2029

                                     No. __


Cusip No.                                                     U.S. $[         ]
          ------------------------                                   ----------

                  FAIC II ISSUER TRUST 2000-1, a statutory business trust under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay to ____________________________________________, or registered assigns, upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of ____________________________________________________________ United States
Dollars (U.S. $____________) on December 1, 2029 (the "Final Scheduled Monthly Payment Date"), all as provided below and in the Indenture referred to herein.

                  The obligations of the Issuer under this Note and the Indenture are obligations of the Issuer, secured by a pledge of the Trust Estate. Except as otherwise provided in the Indenture, the principal of this Note shall be payable no later than the Final Scheduled Monthly Payment Date unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

                  Payments on the Notes will be payable on the first Business Day of each month commencing on March 1, 2000 (each, a "Monthly Payment Date") to Noteholders of record of the Notes as of the close of business on the last Business Day of the calendar month immediately preceding to such Monthly Payment Date (the "Record Date").



Indenture

                  Payments on the Notes on any Monthly Payment Date will be made only from amounts on deposit in the Note Collection Account (and, to the extent that funds thereon are insufficient for payments of interest on the Notes, in the Interest Reserve Account) on such Payment Date (the "Available Amount") in accordance with the payment provisions described in the Indenture.

                  Interest calculated at an annual rate of LIBOR + 1.10%, subject to a maximum rate of 9.00% (the "Class F Note Interest Rate") and applied to the Outstanding Principal Amount of the Class F Notes (the "Class F
Note Interest Amount") shall be payable on each Monthly Payment Date at one-twelfth of the annual rate (calculated on the basis of a 360-day year of 30-day months); provided that, for the initial Monthly Payment Date, "Class F
Note Interest Amount" shall be equal to the product of (X) the actual number of days from and including the Closing Date to and excluding March 1, 2000, divided by 360 days and (Y) the Class F Note Interest Rate and (Z) the Initial Principal Amount (as defined herein) of the Class F Notes. On each Monthly Payment Date, the Note Trustee will pay the Class F Note Interest Amount, pro rata, to the holders of the Class F Notes. Interest on the Notes in respect of a Monthly Payment Date will accrue from and including the first day of the Interest Accrual Period relating to such Monthly Payment Date to and including the last day of such Interest Accrual Period.

                  The Note Trustee will send each payment on a Monthly Payment Date to each Noteholder, together with a statement setting forth, among other things, (i) the amount of such payment allocable to interest and (ii) the amount of such payment allocable to principal. Such amounts will be expressed as a dollar amount per U.S. $1,000 of the original principal amount of the Notes.

                  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

                  Unless the certificate of authentication hereon has been executed by the Note Trustee by the manual signature of one of its Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  Holders of 100% of the Outstanding Certificate Balance of the Class R Certificates may cause the Issuer to redeem all but not less than all of the Notes at a price equal to 100% of the Outstanding Principal Amount of the Notes (the "Optional Note Redemption Amount") on any Monthly Payment Date on or after the earlier of (A) June 1, 2005 and (B) the first Monthly Payment Date on which the remaining balance of the Agency Securities shall be equal to or less than 20% of the principal amount of the Agency Securities (at original issuance), after giving effect to any principal payments on such Monthly Payment Date (the "Permitted Note Redemption Date"); provided that if the Depositor or the Seller, as its assignee, has redeemed the Class R Certificates or has delivered a written demand to the Issuer Certificate Agent for the optional redemption of the Class R Certificates to occur on the upcoming Monthly Payment Date, the Depositor or its assignee, and not the holders of the Class R Certificates, shall have the right to cause the Notes to be redeemed. In order for a redemption of the Notes to occur on a particular Monthly Payment Date, (i) the Issuer Trustee shall have delivered to the Note Trustee a




Indenture
written demand for such redemption at least 10 days but not greater than 25 days prior to the Monthly Payment Date selected for such redemption, which demand specifies such selected Monthly Payment Date, and (ii) the Optional Note Redemption Amount shall be caused to be deposited into the Note Collection Account by such Noteholders no later than the 9th calendar day prior to such Monthly Payment Date.

                  If an Event of Default shall occur and be continuing, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

                  Title to this Note shall pass by registration in the Note Register kept at the Corporate Trust Office by the Note Trustee, as registrar.

                  No service charge shall be made for exchange or registration of transfer of this Note, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  It is understood and agreed by the holder of this Note that
(a) this Note is being executed by the Issuer Trustee and authenticated and delivered by the Note Trustee in the exercise of the respective powers and authority conferred and vested in each such entity, (b) nothing herein contained shall be construed as creating any liability on Christiana Bank & Trust Company or State Street Bank and Trust Company, in each case, individually or personally, to perform any covenant either expressed or implied contained herein or in the Indenture, all such liability, if any, being expressly waived by the holder hereof and by any person claiming by, through or under the holder hereof, and (c) under no circumstances shall Christiana Bank & Trust Company or State Street Bank and Trust Company be personally liable for the payment of any indebtedness or expense of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Note or the Indenture.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS OR CHOICE OF LAW PRINCIPLES THEREOF.



Indenture

                  IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated               ,     .
      ----------- --  ----
                                     FAIC II ISSUER TRUST 2000-1


                                     By:  CHRISTIANA BANK & TRUST COMPANY,
                                           as trustee of the Issuer



                                     By:
                                          -------------------------------------
                                          Name:
                                          Title:


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to in the within-mentioned Indenture.

                                     STATE STREET BANK AND TRUST COMPANY,
                                      as Note Trustee



                                      By:
                                           ------------------------------------
                                      Name:
                                      Title:  Authorized Signatory





Indenture

                                 ASSIGNMENT FORM



For value received
                    ---------------------------------------

hereby sell, assign and transfer unto

         -----------------------------------------

         -----------------------------------------

         Please insert social security or
         other identifying number of assignee

         Please print or type name and address,
         including zip code, of assignee:

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

the within Note and does hereby irrevocably constitute and appoint ___________ Attorney to transfer the Note on the books of the Company with full power of substitution in the premises.

Date:                            Your Signature:
     ----------------------                        ---------------------------
                                                   (Sign exactly as your name
                                                   appears on this Note)





Indenture

                                                                    EXHIBIT A-2



                             [Form of Class S Note]


No transfer of a Note shall be made unless and until the prospective transferee provides the Note Trustee with an affidavit, in the form provided as paragraph 7 to Exhibit C hereto, to the effect that such transferee is (i) not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or any plan or arrangement subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person acting, directly or indirectly, on behalf of any such employee benefit plan, plan or arrangement (including an insurance company using funds in its general or separate account that may constitute "plan assets") (each a "Plan") and is not a governmental plan or a church plan subject to any laws or regulation (the "Restrictive Rules") that are substantially similar to either Section 406 of ERISA or Section 4975 of the Code (a "Regulated Plan"), (ii) if it is a Plan, the acquisition and holding of the Notes by the Transferee will not result in a non-exempt prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code, or (iii) if it is not a Plan, but is a Regulated Plan, the acquisition and holding of the Notes by the Transferee will not result in a violation of any such Restrictive Rules.

                           FAIC II ISSUER TRUST 2000-1

                       CLASS S NOTES, DUE DECEMBER 1, 2029

                                     No.
Cusip No.                                --                 U.S. $[          ]
          ---------------------                                    ----------

                  FAIC II ISSUER TRUST 2000-1, a statutory business trust under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay to ____________________________________________, or registered assigns, upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of ____________________________________________________________ United States
Dollars (U.S. $____________) on December 1, 2029 (the "Final Scheduled Monthly Payment Date"), all as provided below and in the Indenture referred to herein.

                  The obligations of the Issuer under this Note and the Indenture are obligations of the Issuer, secured by a pledge of the Trust Estate. Except as otherwise provided in the Indenture, the principal of this Note shall be payable no later than the Final Scheduled Monthly Payment Date unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

                  Payments on the Notes will be payable on the first Business Day of each month commencing on March 1, 2000 (each, a "Monthly Payment Date") to Noteholders of record of the Notes as of the close of business on the last Business Day of the calendar month immediately preceding to such Monthly Payment Date (the "Record Date").


Indenture

                  Payments on the Notes on any Monthly Payment Date will be made only from amounts on deposit in the Note Collection Account (and, to the extent that funds thereon are insufficient for payments of interest on the Notes, in the Interest Reserve Account) on such Payment Date (the "Available Amount") in accordance with the payment provisions described in the Indenture.

                  Interest calculated at an annual rate of 20.54% - [(2.6 x LIBOR)] (the "Class S Note Interest Rate") and applied to the Outstanding Principal Amount of the Class S Notes (the "Class S Note Interest Amount") shall be payable on each Monthly Payment Date at one-twelfth of the annual rate (calculated on the basis of a 360-day year of 30-day months); provided that, for the initial Monthly Payment Date, "Class S Note Interest Amount" shall be equal to the product of (X) the actual number of days from and including the Closing Date to and excluding March 1, 2000, divided by 360 days and (Y) the Note Interest Rate and (Z) the Initial Principal Amount (as defined herein) of the Class S Notes. On each Monthly Payment Date, the Note Trustee will pay the Class S Note Interest Amount, pro rata, to the holders of the Class S Notes. Interest on the Class S Notes in respect of a Monthly Payment Date will accrue from and including the first day of the Interest Accrual Period relating to such Monthly Payment Date to and including the last day of such Interest Accrual Period.

                  The Note Trustee will send each payment on a Monthly Payment Date to each Noteholder, together with a statement setting forth, among other things, (i) the amount of such payment allocable to interest and (ii) the amount of such payment allocable to principal. Such amounts will be expressed as a dollar amount per U.S. $1,000 of the original principal amount of the Notes.

                  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

                  Unless the certificate of authentication hereon has been executed by the Note Trustee by the manual signature of one of its Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         Holders of 100% of the Outstanding Certificate Balance of the Class R Certificates may cause the Issuer to redeem all but not less than all of the Notes at a price equal to 100% of the Outstanding Principal Amount of the Notes (the "Optional Note Redemption Amount") on any Monthly Payment Date on or after the earlier of (A) June 1, 2005 and (B) the first Monthly Payment Date on which the remaining balance of the Agency Securities shall be equal to or less than 20% of the principal amount of the Agency Securities (at original issuance), after giving effect to any principal payments on such Monthly Payment Date (the "Permitted Note Redemption Date"); provided that if the Depositor or the Seller, as its assignee, has redeemed the Class R Certificates or has delivered a written demand to the Issuer Certificate Agent for the optional redemption of the Class R Certificates to occur on the upcoming Monthly Payment Date, the Depositor or its assignee, and not the holders of the Class R Certificates, shall have the right to cause the Notes to be redeemed. In order for a redemption of the Notes to occur on a particular Monthly Payment Date, (i) the Issuer Trustee shall have delivered to the Note Trustee a


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
                                                                              3



written demand for such redemption at least 10 days but not greater than 25 days prior to the Monthly Payment Date selected for such redemption, which demand specifies such selected Monthly Payment Date, and (ii) the Optional Note Redemption Amount shall be caused to be deposited into the Note Collection Account by such Noteholders no later than the 9th calendar day prior to such Monthly Payment Date.

                  If an Event of Default shall occur and be continuing, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

                  Title to this Note shall pass by registration in the Note Register kept at the Corporate Trust Office by the Note Trustee, as registrar.

                  No service charge shall be made for exchange or registration of transfer of this Note, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  It is understood and agreed by the holder of this Note that
(a) this Note is being executed by the Issuer Trustee and authenticated and delivered by the Note Trustee in the exercise of the respective powers and authority conferred and vested in each such entity, (b) nothing herein contained shall be construed as creating any liability on Christiana Bank & Trust Company or State Street Bank and Trust Company, in each case, individually or personally, to perform any covenant either expressed or implied contained herein or in the Indenture, all such liability, if any, being expressly waived by the holder hereof and by any person claiming by, through or under the holder hereof, and (c) under no circumstances shall Christiana Bank & Trust Company or State Street Bank and Trust Company be personally liable for the payment of any indebtedness or expense of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Note or the Indenture.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS OR CHOICE OF LAW PRINCIPLES THEREOF.


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
                                                                             4



                  IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated               ,     .
      ----------- --  ----
                                         FAIC II ISSUER TRUST 2000-1


                                         By:  CHRISTIANA BANK & TRUST COMPANY,
                                              as trustee of the Issuer



                                         By:
                                              ------------------------------
                                              Name:
                                              Title:


                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes referred to in the within-mentioned Indenture.

                                         STATE STREET BANK AND TRUST COMPANY,
                                          as Note Trustee



                                         By:
                                              ------------------------------
                                              Name:
                                              Title:  Authorized Signatory


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
                                                                             5




                                 ASSIGNMENT FORM

For value received
                    -----------------------------------------
hereby sell, assign and transfer unto

         --------------------------------------

         --------------------------------------
         Please insert social security or
         other identifying number of assignee

         Please print or type name and address,
         including zip code, of assignee:


-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

the within Note and does hereby irrevocably constitute and appoint ___________ Attorney to transfer the Note on the books of the Company with full power of substitution in the premises.


Date:                            Your Signature:
     ----------------------                       -----------------------------
                                                  (Sign exactly as your name
                                                  appears on this Note)


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
                                                                   EXHIBIT B

                                      Form

                                       of

                              ACCOUNT CERTIFICATION

                                                              January __, 2000


                  State Street Bank and Trust Company, in its individual capacity, hereby certifies that it has established the accounts described below pursuant to Section 4.01, Section 5.01, Section 6.01 and Section 7.01 of the Indenture dated as of January 20, 2000 between FAIC II Issuer Trust 2000-1, as Issuer, and the Note Trustee, relating to FAIC II Issuer Trust 2000-1 Notes, Due December 1, 2029.

Title of Account: Note Proceeds Account


Account Number:
                 ------------------------------

                 ------------------------------



Title of Account: Note Collection Account


Account Number:
                 ------------------------------


Title of Account: Interest Reserve Account


Account Number:
                 ------------------------------


Address of office or
branch at which the
above-referenced
Accounts are maintained:   State Street Bank and Trust Company



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
                                                                           2




Title of Account: Expense Reserve Account


Account Number:
                 ------------------------------

Address of office or
branch at which the
above-referenced
Accounts are maintained:   State Street Bank and Trust Company



                           By:
                                -----------------------------------------------
                                Name:
                                Title:






Path: DOCSOPEN\RICHMOND\07724\50039\000008\@7ty03!.DOC
Doc #: 476710; V. 3
Doc Name: Terms Indenture
Author: Hiner, Thomas, 07724
Last Edit: 1/20/00  1:20 PM



Indenture